SECURITIES AND EXCHANGE COMMISSION


                   WASHINGTON, D.C. 20549


                          FORM 8-K
                       CURRENT REPORT




           Pursuant to Section 13 or 15(d) of the
             Securities and Exchange Act of 1934



                        July 11, 1997
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      Date of Report (Date of earliest event reported)


            American Resources of Delaware, Inc.
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   (Exact name of Registrant as specified in its charter)

     Delaware                     0-21472           86-0713506
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(State or other jurisdiction    (Commission       (IRS employer
     of incorporation            file no.)    identification no.)

    160 Morgan Street, P.O. Box 87, Versailles, KY 40383
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(Address of principal executive offices, including zip code)

                       (606) 873-5455
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    (Registrant's telephone number, including area code)

                       Not Applicable
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(Former name or former address, if changed since last report)







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ITEM 5. OTHER EVENTS.

   (a)  Sale of Stock. On July 16, 1997, the Company entered
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into a Securities Purchase Agreement with Den norske Bank ASA
(the "Bank") pursuant to which the Company issued and sold to the Bank 500,000 shares of the Company's $.00001 par value common stock ("Common Stock") for $2.66 per share for an aggregate sales price of $1,330,000. The per share sales price was based on the average closing price for the Common Stock for the thirty trading days preceding July 14, 1997. The Company also entered into a Registration Rights Agreement with the Bank under which the Company granted to the Bank certain demand and piggy-back registration rights with respect to such Common Stock. Copies of the Securities Purchase Agreement and Registration Rights Agreement are attached hereto as Exhibits 10.80 and 10.81, respectively, and incorporated herein.

   The Bank required, as a condition precedent to the Securities Purchase Agreement, that Rick G. Avare ("Avare"), the Company's President and Chief Executive Officer, and Southern Gas Holding Company, Inc.("SGH"), which owns 993,623 shares of Common Stock, enter into a Co-Sale Agreement with the Bank under which Avare and SGH agreed to purchase a percentage of the Bank's Common Stock if Avare and/or SGH should sell over a specified number of their shares of Common Stock in private transactions. A copy of the Co-Sale Agreement is attached hereto as Exhibit 10.82 and incorporated herein.

   (b)  Amendment to Restated Certificate of Incorporation. On
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July 8, 1997, the Company's stockholders approved an amendment to the Company's Restated Certificate of Incorporation increasing the authorized number of shares of the Company's $.00001 par value common stock from 20,000,000 shares to 50,000,000 shares and dividing the Board of Directors into three classes with staggered three year terms. An appropriate Certificate of Amendment to the Restated Certificate of Incorporation of the Company was filed with the Delaware Secretary of State on July
11, 1997 and a conformed copy of that Certificate is attached hereto as Exhibit 3.12.

   (c)  Risk Factors. From time to time various presentations
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made by officers of the Company, news releases issued by the
Company and reports filed by the Company with the Securities and Exchange Commission may contain projections and forward looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act, as amended. Such projections and statements will reflect the Company's then current views with respect to future events and financial performance. However, no assurances can be given that those events will occur or that those projections will be achieved, and actual results could differ materially from those projected as a result of the following factors:

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   1.   LIMITED OPERATING HISTORY; UNCERTAINTY OF FUTURE
OPERATING RESULTS. American Resources of Delaware, Inc. (the "Company") was formed in August 1992 to acquire the assets and assume certain liabilities of Standard Oil and Exploration of Delaware, Inc. ("Standard Oil"), a gas and oil company operating under the protection of Chapter 11 of the U.S. Bankruptcy Code at that time. The Company acquired a substantial portion of its wells and pipeline system subsequent to the consummation of the Standard Oil transaction and only commenced operations in the Gulf Coast in October 1994. Accordingly, the Company has a limited operating history upon which an evaluation of its performance and prospects can be made. The Company's prospects must be considered in light of the numerous risks, expenses, delays, problems and difficulties frequently encountered in the establishment and continual expansion of a new business in an industry characterized by intense competition. The Company's operating expenses have increased and can be expected to increase significantly in connection with the proposed expansion of its operations. As a result, the Company's future operating results will be dependent upon corresponding increases in revenue from operations. The Company's prospects could be adversely affected by unfavorable general economic conditions, including downturns in the economy, substantial or extended declines in gas and oil prices, political and regulatory developments and increased competition from other sources of energy. There can be no assurance that the Company's rate of revenue growth will continue in the future or that the Company's future operations will be profitable.

   2. NEED FOR ADDITIONAL FINANCING. The Company anticipates, based on currently proposed plans and assumptions relating to its operations (including the costs associated with its proposed expansion), that its projected cash flow from operations may not be sufficient to satisfy its anticipated cash requirements. Consequently, the Company may be required to obtain additional financing. There can be no assurance that additional financing will be available to the Company on commercially reasonable terms, or at all. To the extent that the Company issues equity securities in connection with such financing, any such issuance of equity securities would result in dilution to the interest of the Company's stockholders. Additionally, to the extent that the Company incurs indebtedness or issues debt securities in connection with any financing, the Company will be subject to risks associated with incurring substantial indebtedness, including the risks that interest rates may fluctuate and cash flow may be insufficient to pay principal and interest on any such indebtedness.

   3.   SIGNIFICANT OUTSTANDING INDEBTEDNESS: SECURITY
INTERESTS. The Company has available a $30,000,000 line of credit (the "Line of Credit"), from Den norske Bank AS. The amount outstanding under the Line of Credit exceeds $20,000,000. The funds borrowed under the Line of Credit bear interest at an annual rate equal to the floating prime rate plus 1/2%. Such indebtedness is in addition to accounts payable and accrued taxes and expenses of the Company. The Line of Credit is secured by a lien on substantially all of the assets of the Company and

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prohibits the Company from taking certain actions without the written consent of the bank, such as consolidating or merging with another entity, selling significant assets, changing senior management, and declaring or paying dividends or other distributions on the Company's securities as long as the Line of Credit is outstanding. The Company has been in violation of certain loan covenants from time to time. Although the bank has waived all of such defaults in the past, there can be no assurance that any of such defaults will be waived in the future. In the event of future violations or other defaults by the Company of its obligations under the Line of Credit, the bank could declare the amounts outstanding under the Line of Credit to be due and payable and, in certain cases, foreclose on the Company's assets. The inability of the Company to maintain the Line of Credit would have a material adverse effect on the Company, including requiring it to cease its expansion activities. Moreover, to the extent that the Company's assets continue to secure the Line of Credit such assets will not be available to secure additional indebtedness, which may adversely affect the Company's ability to borrow in the future.

   4. DEPENDENCE UPON SUCCESSFUL OPERATIONS; DEPENDENCE UPON THIRD PARTIES. The success of the Company will be materially dependent upon the success of its acquisitions and exploratory drilling program. Such activities include the necessity of incurring significant expenditures to locate and acquire producing properties and to drill wells. There can be no assurance that commercially productive natural gas and crude oil reservoirs will be encountered. The cost of drilling, completing and operating wells is often uncertain, and drilling operations may be curtailed, delayed or cancelled as a result of a variety of factors, including unexpected formations and drilling conditions, pressure or mechanical irregularities, information and equipment failures or accidents, as well as weather conditions, compliance with governmental requirements and shortages or delays in the delivery of equipment. Also, the success of the Company's operations is dependent, to a large extent, on joint ventures with non-affiliated third parties. The time and resources devoted by such third parties will be controlled by such third parties and not by the Company. There can no assurance that the third parties will fulfill their obligations, financial or otherwise, to the joint venture or that the Company will be able to enter into new joint ventures or that such arrangements will result in commercially successful operations.

   5. VOLATILITY OF GAS AND OIL PRICES; MARKETABILITY OF PRODUCTION; FLUCTUATIONS IN OPERATING RESULTS. The Company's revenues, profitability and future rate of growth are substantially dependent upon prevailing prices for gas and crude oil. Gas and crude oil prices have been extremely volatile in recent years and are affected by many factors outside the control of the Company, including federal and state regulation of gas and oil production and transportation, weather conditions, general economic conditions, tax and energy policies, changes in supply


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and demand, the condition of the United States economy, the actions of the Organization of Petroleum Exporting Companies ("OPEC"), the foreign supply of oil and gas, prices and availability of alternative energy sources and political conditions in the Middle East. These external factors and the volatile nature of the energy markets make it difficult to estimate future prices of gas and oil. Any substantial decline in the price of gas and oil will likely lead to substantial reductions in cash flow and profitability. The marketability of the Company's production also depends upon the availability, proximity and capacity of gathering systems, pipelines and processing facilities. As a result of the foregoing factors, as well as the success of exploration and drilling activities, the time of bringing new wells on line and the acquisition of new wells and other properties, the Company has experienced and expects to continue to experience fluctuations in its operating results, which at times could be significant. As a result, the Company's operating results for any given period are not necessarily indicative of the results that may be achieved for a full year.

   6. REPLACEMENT OF PROPERTIES. The Company's future success depends upon its ability to find, develop and acquire additional oil and gas reserves that are economically recoverable. As is generally the case in the Gulf Coast region, many of the Company's producing properties are characterized by a high initial production rate, followed by a steep decline in production. As a result, the Company must locate and develop or acquire new oil and gas reserves to replace those being depleted by production. Without successful exploration or acquisition activities, the Company's reserves and revenues will decline rapidly. No assurances can be given that the Company will be able to find and develop or acquire additional reserves at an acceptable cost.

The exploration for oil and gas requires the expenditure of substantial amounts of capital, and there can be no assurances that commercial quantities of oil or gas will be discovered as a result of such activities. The successful acquisition of producing properties requires an assessment of recoverable reserves, future oil and gas prices and operating costs, potential environmental and other liabilities and other factors. Such assessments are necessarily inexact and their accuracy inherently uncertain. In addition, no assurances can be given that the Company's exploitation and development activities will result in any increases in reserves. The Company's operations may be curtailed, delayed or canceled as a result of lack of adequate capital and other factors, such as title problems, weather, compliance with governmental regulations or price controls, mechanical difficulties or shortages or delays in the delivery of equipment. In addition, the costs of exploration and development may materially exceed initial estimates.

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   7.   UNCERTAINTY OF ESTIMATES OF GAS AND OIL RESERVES.  The
Company's filings report estimates of oil and gas reserves, and the future net cash flows attributable to those reserves, prepared by Netherland, Sewell & Associates, Inc., independent petroleum and geological engineers (the "Reserve Engineers"). There are numerous uncertainties inherent in estimating quantities of proved reserves and cash flows attributable to such reserves, including factors beyond the control of the Company and the Reserve Engineers. Reserve engineering is a subjective process of estimating underground accumulations of oil and gas that cannot be measured in an exact manner. The accuracy of an estimate of quantities of reserves, or of cash flows attributable to such reserves, is a function of the available data, assumptions regarding, future oil and gas prices and expenditures for future development and exploitation activities, and of engineering and geological interpretation and judgment. Additionally, reserves and future cash flows may be subject to material downward or upward revisions, based upon production history, development and exploitation activities and prices of oil and gas. Actual future production, revenue, taxes, development expenditures, operating expenses, quantities of recoverable reserves and the value of cash flows from such reserves may vary significantly from the assumptions and estimates set forth herein. In addition, reserve engineers may make different estimates of reserves and cash flows based on the same available data. In calculating reserves on a Mcfe basis, oil was converted to gas equivalent at the ratio of six Mcf of gas to one Bbl of oil. While this ratio approximates the energy equivalency of gas to oil on a Btu basis, it may not represent the relative prices received by the Company on the sale of its oil and gas production.

The estimated quantities of proved reserves and the discounted present value of the net cash flows attributable to estimated proved reserves set forth in the Company's filings were prepared by the Reserve Engineers in accordance with the rules of the SEC, and are not intended to represent the fair market value of such reserves.

   8. OPERATING HAZARDS AND UNINSURED RISKS. The Company's operations are subject to the hazards and operating risks inherent in drilling for, and production and transportation of, gas and oil, including the risk of fire, explosions, blow-outs, pipe failure, abnormally pressured formations and environmental hazards such as oil spills, gas leaks, ruptures or discharges of toxic gases. Moreover, offshore operations are subject to a variety of operating risks peculiar to the marine environment, such as hurricanes or other adverse weather conditions, to more extensive governmental regulation, including regulations that may, in certain circumstances, impose strict liability for pollution damages, and to interruption or termination of operations by governmental authorities based on environmental or other considerations. The occurrence of any of these events could result in substantial losses to the Company due to injury or loss of life, severe damage to or destruction of property, natural resources and equipment, pollution or other environmental

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damages, resulting in clean-up responsibilities, regulatory investigation and penalties and suspension of operations. In accordance with customary industry practice, the Company maintains insurance against some, but not all, of these risks. There can be no assurance that any insurance will be adequate to cover any losses or liabilities or that adequate levels of coverage will be available in the future, at reasonable cost, or at all. A partially uninsured or completely uninsured successful claim against the Company could have a material adverse effect on the Company. In connection with the acquisition of the properties from AKS, AKS represented and warranted to the Company, among other things, that there were no undisclosed liabilities relating to the assets and agreed to indemnify the Company for any breach or breaches of its representation and warranties to the extent that a single breach exceeds $25,000 or aggregate breaches exceed $100,000; provided, however, that the maximum amount of such indemnity shall not exceed an aggregate of $250,000. There can be no assurance that $250,000 would be sufficient to cover any breach or breaches of AKS's representations and warranties or that AKS would be financially able to indemnify the Company to the extent of its losses or at all. In connection with the acquisition of the South Timbalier properties from Century, Century represented and warranted to the Company, among other things, that to the best of its knowledge, information and belief, and after reasonable inquiry, that the assets were not subject to environmental defects. Century agreed to indemnify the Company for any claims, losses, expenses, costs, obligations or liabilities of any kind ("Losses") which the Company incurs because of any inaccuracy in or breach of any of its representations and warranties to the Company. Should Century breach its representation and warranty, there can be no assurance that Century would be financially able to indemnify the Company to the full extent of its Losses or at all.

   9. GEOGRAPHIC CONCENTRATION. Substantially all of the Company's operations are located in the Gulf of Mexico region and in Southeast Kentucky. Because of the Company's geographic concentration, any regional events that increase costs, reduce availability of equipment or supplies, reduce demand or limit production, including weather and natural disasters, may impact the Company more than if its operations were more geographically diversified. The Company's operations located in the Gulf of Mexico region utilize local pipeline systems not owned by the Company for processing at local processing plants. The Company's operations located in Southeast Kentucky utilize pipelines owned both by the Company and by nonaffiliated companies. While the Company expects to have flexibility to mitigate the effects of pipeline curtailments or plant shut-downs, curtailment of a significant portion of a pipeline or a prolonged plant shut-down could adversely affect the Company's operations, perhaps materially.

   10. PRODUCTION AND CUSTOMER CONCENTRATION. A large percentage of the Company's total oil and gas production is attributable to fewer than 10 wells located in the Gulf of Mexico off the Louisiana coast (the "Key Wells") and a large

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percentage of the Company's total production is sold to fewer than 5 customers ("Key Customers"). If any of the Key Wells become nonproducing for any reason or if the Key Customer ceases to purchase the Company's production, the Company could be materially and adversely affected because there can be no assurance that the Company will not continue to be dependent upon production from a limited number of wells or sales to a limited number of customers.

   11. GOVERNMENT REGULATION. The Company's activities are subject to existing federal, state and local laws and regulations governing environmental quality and pollution control. Although no assurances can be made, the Company anticipates that, absent the occurrence of an extraordinary event, compliance with existing federal, state and local laws, rules and regulations regulating the release of materials into the environment or otherwise relating to the protection of the environment will not have a material effect upon the capital expenditures, earnings or the competitive position of the Company with respect to its operations. The Company cannot predict what effect additional regulation or legislation, enforcement policies issued thereunder, and claims for damages to property, employees, other persons and the environment resulting from the Company's operations could have on its activities.

   Activities of the Company with respect to gas facilities, including the operation and construction of pipelines, plants and other facilities for transporting, processing, treating or storing gas and other products, are subject to stringent environmental regulation by state and federal authorities including the Environmental Protection Agency ("EPA"). Such regulation can increase the cost of planning, designing, installing and operating such facilities. In most instances, the regulatory requirements impose water and air pollution control measures. Although the Company believes that compliance with environmental regulations will not have a material adverse effect on the Company, risks of substantial costs and liabilities related to environmental compliance issues are inherent in oil and gas production operations, and no assurance can be given that significant costs and liabilities will not be incurred.
Moreover, it is possible that other developments, such as stricter environmental laws and regulations, and claims for damages to property or persons resulting from oil and gas production. would result in substantial costs and liabilities to the Company.

Solid and Hazardous Waste. The Company currently owns or leases, and has in the past owned or leased, numerous properties that have been used for production of oil and gas for many years. Although the Company has utilized operating and disposal practices that were standard in the industry at the time, hydrocarbons or other solid wastes may have been disposed or released on or under the properties owned or leased by the Company. In addition, many of these properties have been operated by third parties. The Company had no control over such parties' treatment of hydrocarbons or other solid wastes and the manner in which such substances may have been disposed or

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released.  State and federal laws applicable to oil and gas wastes and properties have gradually become stricter over time. Under these new laws, the Company could be required to remove or remediate previously disposed wastes (including wastes disposed or released by prior owners or operators) or property contamination (including groundwater contamination by prior owners or operators) or to perform remedial plugging operations to prevent future contamination.

   The Company generates wastes, including hazardous wastes, that are subject to the Federal Resource Conservation and Recovery Act ("RCRA") and comparable state statutes. The EPA has limited the disposal options for certain hazardous wastes and is considering the adoption of stricter disposal standards for nonhazardous wastes. Furthermore, it is possible that certain wastes currently exempt from treatment as "hazardous wastes" generated by the Company's oil and gas operations may in the future be designated as "hazardous wastes" under RCRA or other applicable statutes, and therefore be subject to more rigorous and costly disposal requirements.

   Superfund. The Comprehensive Environmental Response, Compensation and Liability Act ("CERCLA"), also known as the "Superfund" law, imposes liability, without regard to fault or the legality of the original conduct, on certain classes of persons with respect to the release of a "hazardous substance" into the environment. These persons include the owner and operator of a site and any party that disposed or arranged for the disposal of the hazardous substance found at a site. CERCLA also authorizes the EPA and, in some cases, third parties, to take actions in response to threats to the public health or the environment and to seek to recover from the responsible classes of persons the costs of such action. In the course of the Company's operations, the Company has generated and will generate wastes that may fall within CERCLA's definition of "hazardous substances." The Company may also be an owner of sites on which "hazardous substances" have been released. The Company may be responsible under CERCLA for all or part of the costs to clean up sites at which such wastes have been disposed. At this time, neither the Company nor its predecessors has been designated as a potentially responsible party under CERCLA with respect to any such site.

   Oil Pollution Act. The Oil Pollution Act of 1990 (the "OPA") and regulations thereunder impose a variety of regulations on "responsible parties" related to the prevention of oil spills and liability for damages resulting from such spills in "waters of the United States." The term "waters of the United States" has been broadly defined to include inland waterbodies, including wetlands and intermittent streams. A "responsible party" includes the owner or operator of a facility or vessel, or the lessee or permittee of the area in which an offshore facility is located. The OPA assigns liability to each responsible party for oil removal costs and a variety of public and private damages. While liability limits apply in some circumstances, a party cannot take advantage of liability limits if the spill was caused

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by gross negligence or willful misconduct or resulted from
violation of a federal safety, construction or operating regulation. If the party fails to report a spill or to cooperate fully in the cleanup, liability limits also do not apply. Few defenses exist to the liability imposed by the OPA.

   The OPA also imposes ongoing requirements on a responsible party, including proof of financial responsibility to cover at least some costs in a potential spill. OPA currently requires owners and operators of offshore oil and gas facilities to establish $150 million in financial responsibility. Under the rule, financial responsibility can be established through insurance, guaranty, indemnity, surety bond, letter of credit, qualification as a self-insurer or a combination thereof. It is unlikely that insurance companies or underwriters will be willing to provide coverage under the OPA because the statute provides for direct lawsuits against insurers who provide financial responsibility coverage, and most insurers have strongly protested this requirement. The financial tests or other criteria that will be used to judge self-insurance are also uncertain. On September 30, 1996, Congress passed legislation lowering the financial responsibility requirement under OPA to $35 million, subject to increase to $150 million if a formal risk assessment indicates the increase is warranted. The requirements under OPA may have the potential to result in the imposition of substantial additional annual costs on the Company or otherwise materially adversely affect the Company. The impact of the rule is not expected to be any more burdensome to the Company than it will be to other similarly or less capitalized owners or operators in the Gulf of Mexico.

   Air Emissions. The operations of the Company are subject to local, state and federal laws and regulations for the control of emissions from sources of air pollution. Administrative enforcement actions for failure to comply strictly with air regulations or permits are generally resolved by payment of monetary fines and correction of any identified deficiencies. Alternatively, regulatory agencies could require the Company to cease construction or operation of certain air emission sources, although the Company believes that in such case it would have enough permitted or permittable capacity to continue its operations without a material adverse effect on any particular producing field.

   OSHA and other Regulations. The Company is subject to the requirements of the Federal Occupational Safety and Health Act ("OSHA") and comparable state statutes. The OSHA hazard communication standard, the EPA community right-to-know regulations under Title III of CERCLA and similar state statutes require the Company to organize and/or disclose information about hazardous materials used or produced in the Company's operations. Certain of this information must be provided to employees, state and local governmental authorities and local citizens.

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   12.  COMPETITION.  The Company operates in a highly
competitive environment. The Company competes with major independent gas and oil companies for the acquisition of additional properties and the transportation and marketing of its production. Many of those companies have financial and other resources substantially in excess of these available to the Company. These competitors may be better positioned to take advantage of industry opportunities and to withstand changes affecting the industry, such as fluctuations in gas and oil prices and production, the availability of alternative energy sources and the application of government regulation. There can be no assurance that the Company will be able to compete successfully.

   13. RELATED TRANSACTIONS. The Company has, from time to time, entered into transactions with certain of its officers and directors and with affiliated entities of such persons involving, among other things, loans to the Company, participation in notes receivable owned by the Company, participation in working interests in oil and gas wells owned by the Company and the lease of office space to the Company. Each of these transactions has the potential of creating conflicts between the directors and officers involved and the Company. There can be no assurance that any prior transactions between the Company and its affiliates have been on terms no less favorable to the Company as could have been obtained from unaffiliated third parties, that future transactions or arrangements between the Company and it affiliates will not result in conflicts of interest, or that if conflicts of interest arise, they will be resolved in a manner favorable to the Company.

   14. CONTROL BY MANAGEMENT. Officers and directors of the Company beneficially own or control a substantial percentage of the outstanding Common Stock. Such individuals, acting together, are in a position to effectively control the Company, including having the ability to elect all of the Company's directors, increase the authorized capital, merge or sell the assets of the Company and approve most matters submitted to the stockholders for approval. The Board of Directors of the Company (the "Board") is divided into three classes with staggered three-year terms. The staggered Board makes it more difficult for stockholders to change the composition of the Board even if the stockholders believe that such a change would be desirable. Because of the additional time required to change control of the Board, the staggered Board tends to perpetuate incumbent management. The staggered Board increases the amount of time required for a takeover bidder to obtain control of the Company without the Cooperation of the Board, even if the bidder were to acquire a majority of the Company' outstanding stock and it tends to discourage certain tender offers. As a result, stockholders may be deprived of opportunities to sell some or all of their shares in a tender offer. The staggered Board could also discourage open market purchases by a potential takeover bidder. Such purchases could temporarily increase the market value of the Company's common stock (the "Common Stock"), enabling stockholders to sell their shares at a price higher than that which would otherwise

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prevail. The staggered Board could also decrease the market price of the Common Stock by making the stock less attractive to persons who invest in securities in anticipation of an increase in price if a takeover attempt develops.

   15. DEPENDENCE ON KEY PERSONNEL. The Company's success is highly dependent on the personal efforts of certain key personnel. Although the Company entered into employment agreements with several key executives, the loss of one or more of such persons or the loss of other key personnel could have a material adverse effect on the Company's business, financial condition and result of operations. The recruitment, retention and motivation of skilled executives, sales and technical personnel and other employees are important to the Company's operations. Although the Company has not experienced significant problems in recruiting and retaining qualified personnel, there can be no assurance that it will not encounter such problems in the future.

   16. NO DIVIDENDS AND RESTRICTIONS ON DIVIDENDS. To date, the Company has not paid any dividends on its Common Stock and does not intend to declare any dividends in the foreseeable future. The Company intends to retain earnings, if any, for the future operation and development of its business. In addition, the payment of such dividends is prohibited by the term of the Company's Line of Credit.

   17. POSSIBLE VOLATILITY OF MARKET PRICE. The Common Stock is currently traded on the NASDAQ Small Cap Market. From time to time the market price of certain oil and gas companies have been affected by various factors, including adverse publicity. There can be no assurance given that the market price of the Common Stock will not be volatile as a result of factors such as the Company's financial results, possible adverse publicity resulting from any infractions of governmental regulations and various other factors affecting the oil and gas industry or the market generally. Additionally, in recent years the stock market has experienced wide price fluctuations not necessarily related to the operating performance of such companies.

   18. EFFECT OF OUTSTANDING OPTIONS, WARRANTS AND CONVERTIBLE SECURITIES. The Company had outstanding options, warrants and conversion rights to purchase or otherwise acquire approximately 5,000,000 shares of Common Stock. To the extent that the outstanding options, warrants and conversion rights are exercised, the price of the Common Stock in the market may be substantially reduced. Moreover, the holders thereof are given an opportunity to profit from a rise in the market price of the Company's Common Stock, with a resulting dilution in the interest of the other stockholders. Further, the terms on which the Company may obtain additional financing during that period may be adversely affected since the holders of such options, warrants, convertible preferred stock and convertible debentures may exercise or convert them at a time when the Company would likely be able to obtain additional capital through a new offering of securities on terms more favorable than those provided thereby.

                                          Page ___ of ___ Pages

   19.  DILUTION.  The Company is authorized to issue
50,000,000 shares of Common Stock. The Board of Directors is authorized to issue and sell shares of Common Stock for any valid corporate purpose at such prices as it may determine to be in the best interest of the Company. To facilitate its growth, the Company has issued and sold shares of Common Stock and convertible preferred stock for cash in private transactions (i) to fund the acquisition of oil and gas properties, (ii) to repay indebtedness, (iii) to pay for services, and (iv) to provide working capital. The holders of Common Stock do not have a preemptive right to purchase additional shares of Common Stock. The issuance of additional shares of Common Stock would have a dilutive effect on the percentage of equity of the Company owned by the holders of Common Stock. Also, depending on the prices at which additional shares of Common Stock are issued, such issuances could have a dilutive effect on the net book value and net earnings per share of Common Stock.

   20. POSSIBLE STATE AND FEDERAL RESTRICTIONS ON EXERCISE OF NON-PLAN OPTIONS AND WARRANTS. When exercised, the holders of Non-Plan Options and Warrants will be able to sell the underlying shares of Common Stock only if a current registration relating to such shares of Common Stock has been declared effective by the Commission and only if the shares of Common Stock are qualified for sale or are exempt from qualification under the applicable securities laws of the states in which the holders reside. If such shares are not qualified for sale, it is unlikely that the holders will exercise the Non-Plan Options and Warrants, in which event the Company would not receive any funds.

   21. RISKS RELATED TO POSSIBLE ACQUISITIONS. The Company intends to expand its operations though the possible acquisition of additional oil and gas properties and related assets which the Company believes are compatible to its business. The Company has not established any minimum criteria for any new acquisition and management will have complete discretion in determining the terms of any such acquisitions. Consequently, there is no basis for any of the investors to evaluate the specific merits or risks of any potential new acquisitions that the Company may undertake. There can be no assurance that the Company will be able to ultimately effect additional acquisitions. Although the Company will endeavor to evaluate the risks inherent in a particular acquisition, there can be no assurance that the Company will properly ascertain or assess all significant risk factors prior to consummating any additional acquisition.

   22.  POSSIBLE DELISTING OF SECURITIES FROM NASDAQ SYSTEM;
RISK ASSOCIATED WITH LOW PRICED STOCKS. The Company's Common Stock is currently listed on NASDAQ. However, in order to continue to be listed on NASDAQ, a company must maintain $2,000,000 in total assets, a $200,000 market value of the public float and $1,000,000 in total capital and surplus. In addition,

                                          Page ___ of ___ Pages
continued inclusion requires two market makers and a minimum bid price of $1.00 per share; provided, however, that if a company falls below such minimum bid price, it will remain eligible for continued inclusion on NASDAQ if the market value of the public float is at least $1,000,000 and the company has $2,000,000 in capital and surplus. The failure to meet these maintenance criteria in the future may result in the delisting of the Company's Common Stock from NASDAQ and trading, if any, in the Company's Common Stock would thereafter be conducted in the non-NASDAQ over-the-counter market. As a result of such delisting, an investor may find it more difficult to dispose of, or to obtain accurate quotations as to the market value of, the Company's Common Stock. In addition, if the Common Stock was to become delisted from trading on NASDAQ, and the trading price of the Common Stock is below $5.00 per share, trading in the Common Stock would also be subject to the requirements of certain rules promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"), which require additional disclosure by broker-dealers in connection with any trades involving a stock defined as a penny stock (generally, any non-NASDAQ or non-exchange traded equity security that has a market price of less than $5.00 per share, subject to certain exceptions). Such rules require the delivery, prior to any penny stock market transaction, of a disclosure schedule explaining the penny stock market and the risks associated therewith, and impose various sales practice requirements on broker-dealers who sell penny stocks to persons other than established customers and accredited investors (generally institutions). For these types of transactions, the broker-dealer must make a special suitability determination for the purchaser and have received the purchaser's written consent to the transaction prior to the sale. The additional burdens imposed upon broker-dealers by such requirements may discourage them from effecting transactions in the Common Stock, which could severely limit the liquidity of the Common Stock and the ability of the purchasers in this Offering to sell the Common Stock in the secondary market.

   23. AUTHORIZATION AND DISCRETIONARY ISSUANCE OF PREFERRED STOCK. The Company's Certificate of Incorporation authorizes the issuance of "blank check" preferred stock with such designations, rights and preferences as may be determined from time to time by the Board of Directors. Accordingly, the Board of Directors is empowered, without stockholder approval, to designate and issue additional series of preferred stock with dividend, liquidation, conversion, voting or other rights which could adversely affect the voting power or other rights of the holders of the Company's Common Stock. In the event of issuance, the preferred stock could be utilized, under certain circumstances, as a method discouraging, delaying or preventing a change in control of the Company. Although the Company has no present intention to designate any additional series of preferred stock or to issue any additional shares of its preferred stock, there can be no assurance that the Company will not do so in the future.

                                          Page ___ of ___ Pages

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

   (a) Financial statements of businesses acquired.

        Not applicable.

   (b) Pro forma financial statements.

        Not applicable.

   (c) Exhibits.

        The following exhibits are attached hereto and incorporated herein.

   Number:        Description:
   ------         -----------

   3.12           Certificate of Amendment to Restated
                  Certificate of Incorporation filed with the Delaware Secretary of State on July 11, 1997.

   10.80          Securities Purchase Agreement dated July 16,
                  1997 between the Company and Den norske Bank
                  ASA.

   10.81          Registration Rights Agreement dated July 16,
                  1997 between the Company and Den norske Bank
                  ASA.

   10.82 Co-Sale Agreement dated July 16, 1997 among the Company, Rick G. Avare, Southern Gas
                  Holding Company, Inc. and Den norske Bank
                  ASA.

                         SIGNATURES

   Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                       AMERICAN RESOURCES OF DELAWARE, INC.


                       By: /s/ Rick G. Avare
                          ------------------------------------
                          Rick G. Avare
                          President and Chief
                          Executive Officer
   Date: July 24, 1997


                                          Page ___ of ___ Pages

                        EXHIBIT 3.12
                        ------------


                  CERTIFICATE OF AMENDMENT

                             OF

            RESTATED CERTIFICATE OF INCORPORATION

                         **********

   American Resources of Delaware, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware, DOES HEREBY CERTIFY:
   FIRST. That a meeting of the Board of Directors of American Resources of Delaware, Inc., resolutions were duly adopted setting forth the following proposed amendments to the Restated Certificate of Incorporation of said corporation, declaring said amendments to be advisable, and providing that said amendments be presented for consideration by the corporation's stockholders at the 1997 annual meeting of stockholders of the corporation. The resolutions setting forth the proposed amendments are as follows:

   RESOLVED, that subject to the approval of the corporation's stockholders, that the first paragraph of Article Four of the corporation's Restated Certificate of Incorporation be amended to read as follows:

   "The aggregate number of shares of capital stock of all classes which the Corporation shall have authority to issue is FIFTY-THREE MILLION (53,000,000), of which FIFTY MILLION (50,000,000) shares having a par value of $.00001 per share shall be of a class designated
   "Common Stock" (or "Common Shares"), ONE MILLION
   (1,000,000) shares of preferred stock having a par value of $12.00 per share which shall be of a class designated SERIES 1993 8% CONVERTIBLE PREFERRED STOCK and TWO MILLION (2,000,000) shares having a par value of $.00001 per share shall be of a class designated
   "Preferred Stock" (or "Preferred Shares"). All shares of the Corporation shall be issued for such consideration or considerations as the Board of Directors may from time to time determine. The designations, voting powers, preferences, optional or other special rights and qualifications, limitations,

                                          Page ___ of ___ Pages
   or restrictions of the above classes of stock shall be as follows:"

   RESOLVED, that subject to the approval of the corporation's stockholders, that the corporation's Restated Certificate of Incorporation be amended to add ARTICLE ELEVEN thereto to read as follows:

   "The board of directors of the corporation shall be divided into three (3) classes; the term of office of those of the first class to expire at the annual meeting next ensuing; of the second class one (1) year thereafter; of the third class two (2) years thereafter; and at each annual election held after such classification and election, directors shall be chosen for a full term, as the case may be, to succeed those whose terms expire."

   SECOND. That thereafter, the necessary number of shares required by statute were voted in favor of said amendments at the 1997 Annual Meeting of the stockholders of said corporation duly called and held on July 8, 1997 upon notice given in accordance with Section 222 of the General Corporation Law of the State of Delaware.
   THIRD. That said amendments were duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware.
   IN WITNESS WHEREOF, said American Resources of Delaware,
Inc. has caused this certificate to be signed by Rick G. Avare, its President and Chief Executive Officer, this 10th day of July, 1997.
                       American Resources of Delaware, Inc.

                       By: s/Rick G. Avare
                          -------------------------------------
                          Rick G. Avare
                          President and Chief
                          Executive Officer

                                          Page ___ of ___ Pages

                        Exhibit 10.80

=================================================================


                           500,000

                          SHARES OF

              COMMON STOCK, $0.00001 PAR VALUE



                SECURITIES PURCHASE AGREEMENT



                       by and between





            AMERICAN RESOURCES OF DELAWARE, INC.





                             and




                     Den norske Bank ASA


                        July 16, 1997


=================================================================

                SECURITIES PURCHASE AGREEMENT

   This Securities Purchase Agreement (the "Agreement") is made and entered into as of July 16, 1997, by and among American Resources of Delaware, Inc., a Delaware corporation (the "Company") with its principal office at 160 Morgan Street, Versailles, Kentucky 40383, and Den norske Bank ASA, a Norwegian bank (the "Purchaser").

              ARTICLE I. SALE OF COMMON STOCK

   SECTION 1.1 SALE OF COMMON STOCK. Subject to the terms and conditions of this Agreement, the Company agrees to issue and sell to Purchaser and Purchaser agrees to purchase from the Company, at the Closing (as defined in Section 2.1), 500,000 shares ("Shares") of common stock, $0.00001 par value per share ("Common Stock") for cash consideration equal to the "Market Value" (as herein defined) per Share. The Market Value per share of Common Stock shall equal the average of the closing sales prices of the Common Stock on the Nasdaq Small Cap Market on the 30 trading days immediately preceding July 14, 1997 ($2.66 per share).

             ARTICLE II.  CLOSING DATE; DELIVERY

   SECTION 2.1 CLOSING DATE. The closing of the purchase and sale of the Shares hereunder ("Closing") shall be held at the offices of the Company, at 10:00 a.m. Lexington, Kentucky Time, on July 16, 1997, or at such other time and place upon which the Company and the Purchaser shall agree. The date of the Closing is hereinafter referred to as the "Closing Date."

   SECTION 2.2    DELIVERY; PAYMENT. At the Closing, the
Company will deliver to Purchaser a certificate or certificates, registered in the Purchaser's name, representing the Shares purchased by the Purchaser. Such delivery shall be against payment of the purchase price therefor by wire transfer to the Company's bank account set forth on Schedule II in the amount of the purchase price of the Shares. At the Closing, the Company and the Purchaser shall make the additional deliveries and take the additional actions contemplated by Section 4.2.

        ARTICLE III.  REPRESENTATIONS AND WARRANTIES

   SECTION 3.1.   REPRESENTATIONS AND WARRANTIES OF THE
COMPANY. The Company represents and warrants to the Purchaser as follows:

        (a) ORGANIZATION AND GOOD STANDING. The Company is a corporation duly organized, validly existing and in good standing under the laws of Delaware. The Company has full corporate power and authority to own, use and lease its properties and to conduct its business as such properties are owned, used or leased and as such business is currently conducted. The Company is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or where the conduct of its business would require such qualification, except where the failure to be so qualified would not have a material adverse effect on the condition, financial or otherwise, or on the earnings, business affairs or business prospects of the Company and its subsidiaries taken as a whole ("Material Adverse Effect").

        (b) CORPORATE POWER AND AUTHORITY; AUTHORIZATION. The Company has full corporate power and authority to enter into this Agreement and to perform its obligations hereunder, including the issuance and sale of the Shares to the Purchaser and to enter into and perform its obligations under the Registration Rights Agreement attached as Exhibit A and the Co-Sale Agreement attached as Exhibit B (collectively, the "Ancillary Agreements"). The execution, delivery and performance of this Agreement and the Ancillary Agreements, and the consummation of the transactions contemplated hereby and thereby have been duly authorized and approved by the Board of Directors of Company, and no other corporate proceeding on the part of the Company is necessary to authorize and approve this Agreement and the Ancillary Agreements and the transactions contemplated hereby and thereby. This Agreement and the Ancillary Agreements each will have been duly executed and delivered by, and constitute a valid and binding obligation of, the Company, enforceable against the Company in accordance with its terms (except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally or by the principles governing the availability of equitable remedies, and except that the enforceability of indemnification provisions for the violation of securities laws may be limited by public policy).

        (c) CAPITAL STOCK. The authorized capital stock of the Company is as set forth in the SEC Reports (as defined herein). As of the date hereof, 9,682,922 shares of Common Stock are issued and outstanding and 268,851 shares of Series 1993 8% Convertible Preferred Stock, $12.00 par value per share ("Series 1993 Preferred Stock"), are issued and outstanding. All of the outstanding shares of Common Stock and Series 1993 Preferred Stock are validly issued, fully paid and nonassessable. There are not any outstanding agreements, warrants, options, calls, preemptive or other rights, or other commitments of any nature relating to any of the authorized but unissued shares of capital stock or other shares held in the treasury of the Company, other than as described in the SEC Reports.

        (d) ISSUANCE AND DELIVERY OF THE SHARES. The Shares, when issued in compliance with the provisions of this Agreement, will be validly issued, fully paid and non-assessable. The issuance and delivery of the Shares are not subject to preemptive or any other similar rights of the stockholders of the Company or any liens, claims or encumbrances.

        (e) SIGNIFICANT SUBSIDIARIES. Each significant subsidiary of the Company, as defined in the Rules and regulations of the Securities and Exchange Commission ("SEC") under the Securities Exchange Act of 1943 ("Exchange Act") are identified in the SEC Reports. Except as set forth in the SEC Reports, the Company has no stock or equity interest in, or any commitment to acquire any such interest in, any corporation, firm, partnership or organization and is not a party to any joint venture or similar affiliation.

        (f) NO CONFLICTS. The execution, delivery and performance by the Company of this Agreement and the Ancillary Agreements and the consummation of the transac-tions contemplated hereby and thereby will not violate any provision of law or conflict with, or result in any breach of, or constitute a default under, or result in the creation of a lien, claim or encumbrance on any of the properties or assets of the Company pursuant to any corporate charter, bylaw or regulation or any agreement, instrument, judgment or decree to which the Company is a party or by which the Company or its properties is or may be bound or affected, or eliminate or impair any intangible right, concession (including any tax concession), license or privilege allowed to or enjoyed by the Company. No unobtained approval, authorization, consent, order or other action of, or filing with, any person, firm or corporation, or any court, administrative agency or other governmental authority, domestic or foreign, is required in connection with the execution and delivery by the Company of this Agreement and the Ancillary Agreements or the consummation by the Company of the transactions contemplated hereby or thereby, including the issuance of the Shares to the Purchaser, except for post-Closing filings required to perfect exemptions under and to comply with federal and state securities laws.

        (g) ACCURACY OF SEC REPORTS. None of the Reports, schedules or other documents, including exhibits and schedules thereto, or materials incorporated by reference therein, filed with the SEC since January 1, 1997 (collectively, and including all exhibits and schedules incorporated by reference, the "SEC Reports"), as of their respective dates contained any untrue statement of material fact or omits or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading. Purchaser has been given true and correct copies of the SEC Reports. The financial statements of the Company included in the SEC Reports (the "Financial Statements") have been prepared in accordance with generally accepted accounting principles consistently applied and fairly present the financial position of the Company at the dates thereof and the results of operations and cash flows for the periods then ended (subject, in the case of unaudited statements, to normal, recurring adjustments that are not in the aggregate material).

        (h) NO MATERIAL CHANGE. Except as otherwise disclosed herein or in the SEC Reports, since March 31, 1997, there has not been:

             (1) Any change in the financial condition or results of operations of the Company from that reflected in the Financial Statements except changes in the ordinary course of business which have not been, either individually or in the aggregate, materially adverse;

             (2) Any material increase in indebtedness for borrowed money, current liabilities or total liabilities (whether absolute, accrued, contingent or otherwise) incurred by the Company, except for liabilities, commitments and obligations incurred in the ordinary course of business;

             (3)  Any sale, assignment, transfer or other
        disposition of, or any loss or damage to, any material tangible or intangible asset of the Company, except in the ordinary course of business;

             (4)  Any extraordinary transaction by the Company;

             (5) Any execution or authorization of a material agreement by the Company; or

             (6) Any amendment, alteration or other change to the Certificate of Incorporation or By-Laws of the Company other than the amendments approved at the stockholders meeting of the Company held July 8, 1997.

        (i) LITIGATION. Except as set forth in the SEC Reports, there are no actions, suits, proceedings or investigations pending or, to the best of the Company's knowledge, threatened against the Company or any of its properties before or by any court or arbitrator or any governmental body, agency or official in which there is a reasonable likelihood (in the judgment of the Company) of an adverse decision that (a) could have a Material Adverse Effect or (b) could impair the ability of the Company to perform in any material respect its obligations under this Agreement.

        (j) COMPLIANCE. The Company and its use and occupancy of its assets and properties wherever located, are in substantial compliance in all material respects with all, and, to its knowledge, not in violation of any, and the Company has not received any claim or notice that it is not in material compliance with, or that it is in violation of any, applicable federal, state, local or other governmental laws or ordinances, or any order, rule or regulation of any federal, state or local or other governmental agency or body, to which the Company or its respective businesses, operations, agents, employees, assets or properties are subject (including, without limitation, all record keeping and reporting requirements thereof); nor has the Company failed to obtain or to adhere to the requirements of any government license, permit or authorization reasonably necessary to the ownership of its assets and properties or the conduct of its business, which noncompliance, violation or failure to obtain or adhere would have a Material Adverse Effect.

        (k) INDEPENDENT ACCOUNTANTS. The certified public accountants who have certified certain financial statements of the Company included in the SEC Reports, are independent public accountants as required by the Securities Act of 1933, as amended ("Securities Act") and the rules and regulations thereunder.

        (l) RESERVE INFORMATION. The information supplied by the Company to the independent petroleum engineering consultants for the Company for purposes of preparing the reserve reports and estimates of such consultants included in the SEC Reports ("Reserve Reports"), including, without limitation, production, costs of operation and development, current prices for production, agreements relating to current and future operations and sales of production, was true and correct in all material respects on the date supplied and was prepared in accordance with customary industry practices; Netherland, Sewell & Associates, Inc. and Richard M. Russell & Associates, Inc., who prepared estimates of the amount and value of proved reserves of the Company as set forth in the SEC Reports, are independent with respect to the Company. The information with respect to the estimated quantities of the Company's proved reserves and the present value of such reserves included in the SEC Reports was prepared in accordance with the rules and guidelines set forth in the rules and regulations of the

   Securities and Exchange Commission ("SEC") for inclusion of reserve information in financial statements filed with the SEC.

        (m) INVESTMENT COMPANY; PUBLIC UTILITY HOLDING COMPANY. The Company is not an "investment company" as defined in the Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder, and the Company is not a "holding company" or and "affiliate" of a holding company or public utility as defined in the Public Utility Holding Company Act of 1940, as amended, and the rules and regulations promulgated thereunder.

        (n) OIL AND GAS PROPERTIES. The Company has defensible title to its oil and gas properties and gas gathering properties free and clear of all liens, encumbrances and defects, except (1) those described in the SEC Reports, (2) liens securing taxes and other governmental charges, or claims of materialmen, mechanics and similar persons, not yet due and payable, (3) liens and encumbrances under operating agreements, unitization and pooling agreements, and gas sales contracts, securing payment of amounts not yet due and payable and of a scope and nature customary in the oil and gas business and (4) liens, encumbrances and defects that do not in the aggregate materially and adversely affect the value of such oil and gas properties or gas gathering properties or materially and adversely affect the use made or proposed to be made of such properties by the Company; except as described in the SEC Reports, the oil, gas and mineral leases, options to lease, concessions or other property interests held by the Company reflect in all material respects the right of the Company to explore for or receive production from the undeveloped properties included in the Reserve Reports, and the care taken by the Company with respect to acquiring or otherwise procuring such leases, options to lease, drilling concessions and other property interests was generally consistent with standard industry practices for acquiring or procuring leases and interests therein to explore such for hydrocarbons.

        (o) PAYMENTS. All royalties, rentals, deposits and other amounts required to be paid under the producing oil and gas leases of the Company have been properly and timely paid, and no proceeds from the sale of production attributable to the producing oil and gas leases of the Company are currently being held in suspense by any purchaser thereof, and there are no claims under take-or-pay contracts pursuant to which natural gas purchasers have any make-up rights affecting the interest of the Company in its oil and gas properties which, in any such case, would have a Material Adverse Effect.

        (p) BALANCING. The aggregate undiscounted net monetary liability, after giving effect to oil and gas due from co-owners, of the Company for oil or gas taken or received under any operating or gas balancing and storage agreement relating to its oil and gas properties that permits any person to receive any portion of the interest of the Company in oil or gas or to receive cash or other payments to balance any disproportionate allocation of oil or gas will not, singularly or in the aggregate, have a Material Adverse Effect.

        (q) ENVIRONMENTAL LAWS. The Company (A) is in compliance with any and all applicable federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or waste, pollutants or contaminants ("Environmental Laws"), (B) has received all permits, licenses or other approvals required of it under applicable Environmental Laws to conduct its business and (C) is in compliance with all terms and conditions of any such permit, license or approval, except for such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals that would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, disposal, generation, transportation, handling or treatment of hazardous substances or solid wastes by the Company (or to the knowledge of the Company, any of its predecessors in interest) at, upon or from any of the property now or previously owned or leased by the Company in violation of any applicable law, ordinance, rule, regulation, order, judgment, decree or permit or which would require remedial action by the Company under any applicable law, ordinance, rule, regulation, order, judgment, decree or permit, except for any violation or remedial action which would not result in, or which would not be reasonably likely to result in, singularly or in the aggregate with all such violations and remedial actions, a Material Adverse Effect; there has been no spill, discharge, leak, emission, injection, escape, dumping or release of any kind onto such property or into the environment surrounding such property of any solid wastes or hazardous substances due to or caused by a knowing act or omission by the Company, except for any such spill, discharge, leak, emission, injection, escape, dumping or release which would not result in or would not be reasonably likely to result in, singularly or in the aggregate with all such spills, discharges, leaks, emissions, injections, escapes, dumpings or releases, a Material Adverse Effect; and the terms "hazardous substances" and "solid wastes" shall have the meanings specified in any applicable local, state and federal laws or regulations with respect to environmental protection.

          (r)  REGISTRATION RIGHTS. Except for the
     registration rights granted in connection with (i) the Registration Rights Agreement, (ii) described in the SEC Reports or (iii) granted in connection with securities previously registered, the Company has not agreed to register the sale of any of securities issued or guaranteed by it under the Securities Act.

          (s) CONTRACTS. The Company is not a party to, or in any way obligated under, nor is any property or asset of the Company subject to, any contract, lease or other obligation, absolute or contingent, the term of which (including all renewal periods other than those at the option solely of the Company) may extend beyond twelve months from the date of this Agreement other than (i) those disclosed in the SEC Reports, (ii) those for materials or supplies, none of which calls for aggregate payments in excess of $100,000 in any one fiscal year, and (iii) oil and gas leases, operating agreements, farm-in and farm-out agreements, pooling or unitization agreements and similar agreements related to the exploration, development and production of oil or gas in the ordinary course of the Company's business. The Company is not a party to, or in any way obligated under, and no property or asset of the Company is subject to, any contract or commitment which, in the opinion of the Company, is unusually burdensome or of a kind or character which may in the future materially adversely affect the business operations or the financial condition of the Company.

          (t) CONTRACTUAL DEFAULTS. The Company is not in default (nor has the Company been notified to such effect) with respect to any obligation to be performed under any material contract, lease, guaranty, indenture, loan agreement, document or other agreement or arrangement (each, a "Contract") to which any of the assets of the Company is subject. No other person whose obligations under a Contract have been guaranteed by the Company is in default, and the Company is not aware of any event which, with the passage of time, the giving of notice, or both, would constitute such a default. Neither the execution and delivery of this Agreement nor the consummation of the transactions contemplated hereby will constitute a default under any Contract or impose any penalty upon the Company in the performance of such Contract, or accelerate the performance thereof, or result in the creation of any lien, charge or encumbrance upon any of the properties or assets of the Company or make any Contract to which the Company is a party subject to termination or cancellation. All parties with which the Company has contractual arrangements are, to the knowledge of the Company, in substantial compliance therewith and are not in default (and no event has occurred which, with the passage of time, the giving of notice, or both, would constitute a default) thereunder.

          (u) INSURANCE. All of the Company's policies of insurance are on the date hereof valid and enforceable in accordance with their terms and in full force and effect with all premiums thereon then due having been paid.

          (v)  EMPLOYMENT AGREEMENTS, ERISA, ETC. The
     Company has no employment or other agreements with any of its directors or officers except as set forth in the SEC Reports. Except as set forth in the SEC Reports, the Company does not maintain or contribute to, nor has it heretofore maintained or contributed to any "employee benefit plan", within the meaning of Section 3 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations promulgated thereunder ("ERISA"), including, but not limited to, any bonus, percentage compensation, profit sharing, deferred compensation, retirement, pension or union plan, or any other agreement, policy, or practice providing pension or welfare benefits to current or former employees of the Company. There are no, claims, suits or proceedings which might cause the Company to incur any liability to any employee or former employee, including any liability for severance payments.

          (y)  TAX RETURNS AND LIABILITIES. The Company has
     (i) filed all tax returns relating to its operations required to be filed by any jurisdiction to which they are or have been subject, (ii) paid in full all taxes due and all taxes claimed to be due by each such jurisdiction, and any interest and penalties with respect thereto, subject to audit by the taxing authority of such jurisdiction, (iii) fully accrued on its books all taxes for any period which are not yet due and (iv) made timely payments of the taxes required to be deducted and withheld from the wages paid to its employees. All federal, state and local tax returns, schedules, declarations and other tax related documents filed by the Company correctly reflect income, expense, deductions, credits and loss carryovers of the Company and the taxes due and are otherwise accurate and complete in all material respects and have not been amended. The Company has not received any notice of deficiency or assessment or proposed deficiency or assessment from any federal, state, local or foreign taxing authority which has not been paid. There are no agreements, consents or waivers by the Company for the extension of the time for the assessment of any taxes or deficiencies against the Company or with respect to its operations or assets, and no power of attorney granted by the Company with respect to any matter relating to taxes is currently in force.

          (z) DISCLAIMER. The Company shall not be deemed to have made to Purchaser any representation or warranty other than as expressly made in Section 3.1 hereof. Without limiting the generality of the foregoing, and notwithstanding any otherwise express representations and warranties made by the Company herein, the Company makes no representation or warranty to the Purchaser with respect to: (i) any projections, estimates or budgets heretofore delivered to or made available to Purchaser of future revenues, expenses or expenditures or future results of operations; or (ii) except as expressly provided in Section 3.1 hereof, any other information or documents (financial or otherwise) made available to Purchaser or its counsel, accountants or advisers with respect to the Company.

     SECTION 3.2.   REPRESENTATIONS, WARRANTIES AND
COVENANTS OF THE PURCHASER. Purchaser hereby represents and warrants to the Company, as follows:

          (a) AUTHORIZATION. Purchaser represents and warrants to the Company that: (i) Purchaser has all requisite legal and corporate or other power and capacity and has taken all requisite corporate or other action to execute and deliver this Agreement and the Ancillary Agreements and to carry out and perform all of its obligations under this Agreement and the Ancillary Agreements; and (ii) this Agreement and the Ancillary Agreements each constitutes the legal, valid and binding obligation of the Purchaser, enforceable in accordance with its terms, except (a) as limited by applicable bankruptcy, insolvency, reorganization, or similar laws relating to or affecting the enforcement of creditors' rights generally and (b) as limited by equitable principles generally.

          (b)  INVESTMENT EXPERIENCE. Purchaser is an
     "accredited investor" as defined in Rule 501(a) under the Securities Act. Purchaser is aware of the Company's business affairs and financial condition and has had access to and has acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the Shares. Purchaser has such business and financial experience as is required to give it the capacity to protect its own interests in connection with the purchase of the Shares.

          (c) INVESTMENT INTENT. Purchaser has not been formed for the purpose of acquiring the Shares. Purchaser is purchasing the Shares for its own account as principal, for investment purposes only, and not with a present view to, or for, resale, distribution or fractionalization thereof, in whole or in part, within the meaning of the Securities Act. Purchaser understands that its acquisition of the Shares has not been registered under the Securities Act or registered or qualified under any state securities law in reliance on specific exemptions therefrom, which exemptions may depend upon, among other things, the bona fide nature of Purchaser's investment intent as expressed herein. Purchaser has, in connection with its decision to purchase the Shares relied solely upon the SEC Reports, the representations and warranties of the Company contained herein and the investigation conducted by Purchaser of the Company and its business, assets, liabilities and prospects. Purchaser will not, directly or indirectly, offer, sell, pledge, transfer or otherwise dispose of (or solicit any offers to buy, purchase or otherwise acquire or take a pledge of) any of the Shares except in compliance with the Securities Act, applicable state securities laws, and the rules and regulations promulgated thereunder.

          (d)  REGISTRATION OR EXEMPTION REQUIREMENTS.
     Purchaser further acknowledges and understands that the Shares may not be resold or otherwise transferred except in a transaction registered under the Securities Act or unless an exemption from such registration is available. Purchaser understands that the certificate(s) evidencing the Shares will be imprinted with a legend that prohibits the transfer of the Shares unless (i) they are registered or such registration is not required, and (ii) if the transfer is pursuant to an exemption from registration other than Rule 144 under the Securities Act and, if the Company shall so request in writing, an opinion of counsel reasonably satisfactory to the Company is obtained to the effect that the transaction is so exempt.

          (e) BROKERS. There are no brokerage commissions, finder's fees or similar fees or commissions payable in connection with the transactions contemplated hereby based on any agreement, arrangement or understanding with the Purchaser or any action taken by the Purchaser.

          (f) NO LEGAL, TAX OR INVESTMENT ADVICE. Purchaser understands that nothing in this Agreement or any other materials provided to Purchaser in connection with the purchase and sale of the Shares constitutes legal, tax or investment advice. Purchaser has consulted such legal, tax and investment advisors as it, in its sole discretion, has deemed necessary or appropriate in connection with its purchase of the Shares.

             ARTICLE IV.  CONDITIONS TO CLOSING

     SECTION 4.1    CLOSING CONDITIONS OF PURCHASER.
Purchaser's obligation to purchase the Shares at the Closing is, at the option of Purchaser, subject to the fulfillment or waiver as of the Closing Date of the following conditions:

          (a) INFORMATION TO BE SUPPLIED. The Company has delivered or made available to, or caused the Company to deliver or make available to, the Purchaser the following documents and schedules of information relating to the Company and the business conducted by the Company. The Company represents to the best of its knowledge that such documents and schedules of information are true, correct and complete.

               (i)  CHARTER AND BY-LAWS. (a) Copies of the
          articles of incorporation, as amended to date, of the Company, certified by the Secretary of State or other appropriate official of the State of Delaware, and (b) the By-Laws of the Company, certified as true, correct and complete by an appropriate officer of the Company.

               (ii) MINUTES. Minutes of all meetings of, or other evidence of action taken by, the shareholders, the Board of Directors or any committee of the Board of Directors of the Company.

               (iii) LOAN AGREEMENTS; LIENS. A list,
          together with copies of: (A) agreements, notes, instruments or other documents relating to indebtedness of or to the Company (other than open accounts payable), or money borrowed, or money loaned, or issued by or to the Company in satisfaction of obligations of or to the Company, including all mortgages, loan, credit, surety, guarantee, and lease-purchase arrangements or other financing agreements to which the Company is a party; and (B) all conditional sales contracts, chattel mortgages and other security agreements or arrangements with respect to personal property used or owned by the Company.

               (iv) TAX RETURNS. Complete and correct copies of all income, franchise and other tax returns related to the operations of the Company for each of the three fiscal years ended on December 31, 1996, together with complete and correct copies of all reports of tax authorities relating to examinations of such returns. In addition, the

          Company shall make available to the Purchaser for inspection all other tax returns, including sales and use tax returns, related to the operations of the business of the Company.

          (b)  REPRESENTATIONS AND WARRANTIES TRUE;
     COVENANTS PERFORMED. The representations and warranties made by the Company in this Agreement shall be true and correct at the Closing in all material respects, and all covenants required to be performed by the Company prior to the Closing Date shall have been performed in all material respects. The Company shall have furnished to the Purchaser certificates of officers of the Company as to the accuracy of the representations and warranties of the Company as of the Closing Date, compliance with all agreements and conditions under this Agreement and as to such other matters as the Purchaser may reasonably request.

          (c) DELIVERY OF CERTIFICATES. The Company shall have made delivery of certificates representing the Shares as required by Article I.

          (d) LEGAL OPINION. Purchaser shall receive a legal opinion of David Stetson, general counsel to the Company, in substantially the form of Exhibit C.

          (e) NO MATERIAL ADVERSE CHANGE. There shall not have occurred any event which has caused a Material Adverse Effect since March 31, 1997, and no event shall have occurred which could, in the opinion of Purchaser, be expected to have a Material Adverse Effect.

          (f)  CONDUCT OF BUSINESS.  Other than in
     connection with the transactions contemplated by this Agreement, the Company shall have conducted its business in the ordinary course from the date hereof to the Closing Date, and no extraordinary or other material transactions not in the ordinary course of business shall have occurred without the Purchaser's consent.

          (g)  CHARTER AND BY-LAWS OF THE COMPANY. No
     amendments to the Certificate of Incorporation or By-
     Laws of the Company as in effect on the date hereof shall have been effected.

          (h) MARKET CONDITIONS. Between the date hereof and the Closing Date, (a) trading in securities generally on the New York Stock Exchange shall not have been suspended or limited or minimum or maximum prices shall not have been generally established on such exchange, or additional material governmental restrictions, not in force on the date of this Agreement, shall not have been imposed upon trading in securities generally by such exchange or by order of the SEC or any court or governmental authority; (b) a general banking moratorium shall not have been declared by either federal or New York state authorities and (c) there shall not have occurred any material adverse change in the financial or securities markets in the United States or in political, financial of economic conditions in the United States or any outbreak of material escalation of hostilities or declaration by the United States of a national emergency or war or other calamity or crisis.

          (i) LITIGATION. No action, suit, proceeding, claim or dispute shall have been brought or otherwise arisen at law, in equity, in arbitration or before any governmental authority against the Company which would, if adversely determined, in the reasonable judgment of the management of the Company, (i) have a Material Adverse Effect on the condition of the Company or (ii) have a Material Adverse Effect on the ability of the Company to perform its obligations under this Agreement or the Ancillary Agreements.

          (j) REGISTRATION RIGHTS AGREEMENT. The Company shall have executed and delivered the Registration
     Rights Agreement in substantially the form attached as Exhibit A.

          (k) STOCKHOLDERS' AGREEMENT. The Company and certain stockholders of the Company shall have executed and delivered the Co-Sale Agreement attached as Exhibit
     B.

          (l) PROCEEDINGS SATISFACTORY TO COUNSEL. All proceedings, corporate or otherwise, to be taken by the Company in connection with the transactions contemplated by this Agreement, and all documents incident thereto, shall be satisfactory in form and substance to the Purchaser, and the Company shall have made available to counsel for the Purchaser all records and documents relating to the business and affairs of the Company which such counsel may reasonably request in connection with its review as aforesaid.

     SECTION 4.2    CONDITIONS TO CLOSING OF COMPANY.  The
Company's obligation to sell and issue the Shares at the Closing is, at the option of the Company, subject to the fulfillment or waiver of the following conditions:

          (a)  REPRESENTATIONS AND WARRANTIES. The
     representations and warranties made by the Purchaser in
     Section 3.2 hereof shall be true and correct in all material respects on the Closing Date.

          (b) COVENANTS. All covenants, agreements and conditions contained in this Agreement to be performed by Purchaser on or prior to the Closing Date shall have been performed or complied with by Purchaser in all material respects.

          (c) PURCHASE PRICE. Purchaser shall have paid the purchase price of the Shares as contemplated by
     Section 2.2.

          (d) REGISTRATION RIGHTS AGREEMENT. The Purchaser shall have executed and delivered the Ancillary
     Agreements in substantially the form of Exhibits A and B.

            ARTICLE V.  COVENANTS AND AGREEMENTS

     SECTION 5.1    FINANCIAL INFORMATION.  The Company
hereby covenants and agrees to provide the following to Purchaser until it transfers, assigns or sells all of the Shares purchased by such Purchaser pursuant to this
Agreement:

          (a) Within one hundred twenty days after the end of each fiscal year, a copy of its Annual Report on Form 10-K or Form 10-KSB.

          (b) Within sixty (60) days after the end of the first, second and third quarterly accounting periods of each fiscal year of the Company, a copy of its Quarterly Report on Form 10-Q or Form 10-QSB.

          (c) Promptly, all information sent or delivered to holders of the Common Stock of the Company.

          (d) Promptly, any reports, schedules or other documents filed by the Company with the SEC.

     SECTION 5.2    ANCILLARY AGREEMENTS.  At the Closing,
each of the Purchaser and the Company agree to execute and deliver the Ancillary Agreements in the forms attached as Exhibits hereto.

     SECTION 5.4 INSPECTION. The Company will permit representatives of the Purchaser to visit and inspect any of its properties, to examine its corporate, financial and operating records and make copies thereof and abstracts therefrom, and discuss its affairs, finances and accounts with its directors, executive officers and accountants, all at such reasonable times during normal business hours and as may be reasonably requested, upon reasonable notice to the Company.

     SECTION 5.5 REGISTRATION AND LISTING. If any shares of Common Stock require registration with or approval of any governmental authority under any federal or state or other applicable law before such Common Stock may be issued, the Company will in good faith and as expeditiously as possible, cause the Common Stock to be duly registered or approved, as the case may be, unless such registration is caused by a breach of the Purchaser's representations in Section 3.2. The Company shall cause the Shares to be included for quotation on the Nasdaq Small Cap Market and, after the date of such inclusion, shall cause its shares of Common Stock to continue to be quoted on the Nasdaq NMS or Small Cap Market or listed on a national securities exchange.

   ARTICLE VI.  RESTRICTIONS ON TRANSFERABILITY OF SHARES

     SECTION 6.1    RESTRICTIONS ON TRANSFERABILITY.  The
Shares shall not be transferred in the absence of a registration under the Securities Act or an exemption therefrom or in the absence of compliance with any term of this Agreement. The Company shall be entitled to give stop transfer instructions to its transfer agent with respect to the Common Stock in order to enforce the foregoing restrictions.

     SECTION 6.2    LEGEND.  Each certificate representing
the Shares shall bear the following legend (in addition to any legends required under applicable state securities laws):

          "The transfer of the Common Stock represented by this certificate has not been registered under the Securities Act of 1933, as amended ("Act"), has been acquired for investment and not with a view to the distribution thereof, and may not be sold, offered for sale, transferred, pledged or hypothecated unless (i) the sale, transfer, pledge or hypothecation of such shares is registered under such Act, (ii) there is furnished an opinion of counsel satisfactory in form and substance to the Company that registration of such shares under such Act is not required, or (iii) the holder of such shares provides evidence satisfactory to the Company that an exemption from registration is available."

     Such certificates shall be endorsed on the front thereof as follows:

          "See restrictions on transfer hereof on reverse side."

                 ARTICLE VII.  MISCELLANEOUS

     SECTION 7.1    WAIVERS AND AMENDMENTS. The terms of
this Agreement may be waived or amended with the written consent of the Company and the Purchaser.

     SECTION 7.2    GOVERNING LAW. THIS AGREEMENT SHALL BE
GOVERNED IN ALL RESPECTS BY AND CONSTRUED IN ACCORDANCE WITH
THE LAWS OF THE STATE OF DELAWARE WITHOUT ANY REGARD TO
CONFLICTS OF LAWS PRINCIPLES.

     SECTION 7.3    SURVIVAL. The representations,
warranties, covenants and agreements made in this Agreement shall survive any investigation made by the Purchaser and the Closing.

     SECTION 7.4 SUCCESSORS AND ASSIGNS. The provisions hereof shall inure to the benefit of, and be binding upon, the successors, assigns, heirs, executors and administrators of the parties to this Agreement. Notwithstanding the foregoing, Purchaser shall not assign this Agreement or assign any of Purchaser's rights or delegate any of Purchaser's duties under this Agreement without the prior written consent of the Company.

     SECTION 7.5    ENTIRE AGREEMENT. This Agreement
constitutes the full and entire understanding and agreement between the parties with regard to the subjects thereof.

     SECTION 7.6 NOTICES, ETC. All notices and other communications required or permitted under this Agreement shall be effective upon receipt and shall be in writing and may be delivered in person, by telecopy, overnight delivery service or registered or certified United States mail, addressed to the Company or the Purchaser, as the case may be, at their respective addresses set forth at the beginning of this Agreement or on the signature page hereof, or at such other address as the Company or the Purchaser shall have furnished to the other party in writing. All notices and other communications shall be effective upon the earlier of actual receipt thereof by the person to whom notice is directed or (i) in the case of notices and communications sent by personal delivery or telecopy, one business day after such notice or communication arrives at the applicable address or was successfully sent to the applicable telecopy number, (ii) in the case of notices and communications sent by overnight delivery service, at noon (local time) on the second business day following the day such notice or communication was sent, and (iii) in the case of notices and communications sent by United States mail, seven days after such notice or communication shall have been deposited in the United States mail.

     SECTION 7.7    SEVERABILITY OF THIS AGREEMENT. If any
provision of this Agreement shall be judicially determined to be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     SECTION 7.8    COUNTERPARTS. This Agreement may be
executed in any number of counterparts, each of which shall be an original, but all of which together shall constitute one instrument.

     SECTION 7.9 FURTHER ASSURANCES. Each party to this Agreement shall do and perform or cause to be done and performed all such further acts and things and shall execute and deliver all such other agreements, certificates, instruments and documents as the other party hereto may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

     SECTION 7.10 EXPENSES. The Company shall bear its own expenses incurred on its behalf with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel, and shall reimburse
Purchaser for its expenses incurred with respect to this Agreement and the transactions contemplated hereby, including fees of legal counsel.

     SECTION 7.11   CURRENCY. All references to "dollars" or
"$" in this Agreement shall be deemed to refer to United
States dollars.

     IN WITNESS WHEREOF, the Company and Purchaser have executed this Agreement as of the date first above written.

Address                       "COMPANY"

                              AMERICAN RESOURCES OF
                              DELAWARE, INC.
160 Morgan Street
Versailles, Kentucky 40383    By: \s\ Rick G. Avare
                                 --------------------------
                              Name: Rick G. Avare
                                   ------------------------
Attention:  David Stetson     Title:   President
                                    -----------------------


                              "PURCHASER"

                              DEN NORSKE BANK ASA
Stranden 21
N-0107 Oslo, Norway           By: \s\ William V. Moyer
                                 --------------------------
                              Name:  William V. Moyer
                                   ------------------------
Fredrik Wahl                  Title:   First Vice President
                                    -----------------------

                        Exhibit 10.81
                                                Exhibit A to
                               Securities Purchase Agreement


============================================================






                REGISTRATION RIGHTS AGREEMENT



                       by and between




            AMERICAN RESOURCES OF DELAWARE, INC.
                   a Delaware Corporation
                       (the "Company")

                             and

                     Den norske Bank ASA
                      a Norwegian bank
                       ("Stockholder")





                        July 16, 1997






============================================================

                REGISTRATION RIGHTS AGREEMENT


     This Registration Rights Agreement ("Agreement") is entered into as of this 16th day of July, 1997, by and between American Resources of Delaware, Inc., a Delaware corporation (the "Company"), and Den norske Bank ASA, a
Norwegian bank ("Stockholder") and evidences that for good and valuable consideration, the receipt and sufficiency of which is acknowledged, the parties hereto agree as follows:


                  ARTICLE I.   DEFINITIONS

     SECTION 1.1. DEFINITIONS. As used herein, unless the context otherwise requires, the following terms have the following respective meanings:

     COMMISSION: The Securities and Exchange Commission or any other Federal agency at the time administering the Securities Act.

     COMMON STOCK: The common stock, par value $0.00001, of the Company.

     COMPANY: As defined in the introductory paragraph of this Agreement.

     EXCHANGE ACT: The Securities Exchange Act of 1934, or any similar federal statute, and the rules and regulations of the Commission thereunder, all as the same shall be in effect at the time. Reference to a particular section of the Securities Exchange Act of 1934 shall include a refer-ence to the comparable section, if any, of any such similar federal statute.

     INITIATING HOLDERS:  Any holder or holders of at least
51% of the Registrable Securities by number of shares at the time outstanding and initiating a request pursuant to
Section 2.1 for the registration of all or part of such holder's or holders' Registrable Securities.

     PERSON: A corporation, an association, a partnership, an organization, business, an individual, a governmental or political subdivision thereof or a governmental agency.

     PURCHASE AGREEMENT: The Securities Purchase Agreement between the Company and the Stockholder of even date herewith.

     REGISTRABLE SECURITIES: (a) any shares of Common Stock issued to the Stockholder pursuant to the Purchase
Agreement, (b) any securities issued or issuable with respect to any Common Stock referred to in the foregoing subdivision by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization or otherwise.
As to any particular Registrable Securities, once issued such securities shall cease to be Registrable Securities when (a) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (b) they shall have been distributed to the public pursuant to Rule
144 (or any successor provision) under the Securities Act,
(c) they shall have been otherwise transferred, new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company and subsequent disposition of them shall not require registration or qualification of them under the Securities
Act or any similar state law then in force, or (d) they shall have ceased to be outstanding.

     REGISTRATION EXPENSES: All expenses incident to the Company's performance of or compliance with Article II or III, including, without limitation, all registration, filing, listing, and NASD fees, all fees and expenses of complying with securities or blue sky laws, all word processing, duplicating, printing and engraving expenses, messenger and delivery expenses, the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits or "cold comfort" letters required by or incident to such per-formance and compliance, the fees and disbursements of a single counsel and accountants retained by the holder or holders of more than 51% of the Registrable Securities being registered, premiums and other costs of policies of in-surance against liabilities arising out of the public offering of the Registrable Securities being registered and any fees and disbursements of underwriters customarily paid by issuers or sellers of securities, but excluding underwriting discounts and commissions and transfer taxes, if any.

     REQUESTING HOLDER:  As defined in Section 4.8 of this
Agreement.

     SECURITIES ACT: The Securities Act of 1933, or any similar Federal statute, and the rules and regulations of the Commission thereunder, all as of the same shall be in effect at the time. References to a particular section of the Securities Act of 1933 shall include a reference to the comparable section, if any, of any such similar Federal statute.

              ARTICLE II.  DEMAND REGISTRATION

     SECTION 2.1. REQUEST. Upon the written request of one or more Initiating Holders, requesting that the Company effect the registration under the Securities Act of all or part of such Initiating Holders' Registrable Securities and specifying the intended method of disposition thereof, the Company will promptly give written notice of such requested registration to all registered holders of Registrable Securities, and thereupon the Company will use its best ef-forts to effect the registration under the Securities Act of the following:

          (a) the Registrable Securities which the Company has been so requested to be registered by such Initiating Holders for disposition in accordance with the intended method of disposition stated in such request;

          (b) all other Registrable Securities the holders of which shall have made a written request to the Company for registration thereof within 30 days after the giving of such written notice by the Company (which request shall specify the intended method of disposition of such Registrable Securities); and

          (c) all shares of Common Stock which the Company may elect to register in connection with the offering of Registrable Securities pursuant to this Article II;

all to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities and the additional shares of Common Stock, if any, so to be registered; provided, that, the provisions of this Article II shall not require the Company to effect more than one registration of Registrable
Securities; and provided further, that the Initiating
Holders shall not be entitled to request a registration of Registrable Securities under this Section 2.1 if the restrictions on resale of Registrable Securities shall have previously terminated pursuant to Rule 144(k) promulgated under the Securities Act.

     SECTION 2.2. REGISTRATION STATEMENT FORM. Regis-trations under this Article II shall be on an appropriate registration form of the Commission (i) as shall be selected by the Company and shall be reasonably acceptable to the holders of more than fifty percent (by number of shares) of the Registrable Securities so to be registered and (ii) as shall permit the disposition of such Registrable Securities in accordance with the intended method or methods of disposition specified in their request for such regis-tration. The Company agrees to include in any such registration statement all information which holders of Registrable Securities being registered shall reasonably request, but only if such information is furnished to the Company by a written instrument duly executed by the holder of the Registrable Securities specifying that it is for use in the registration statement, preliminary prospectus, final prospectus, summary prospectus or any amendment or supplement thereto.

     SECTION 2.3.   EXPENSES.  The Company will pay all
Registration Expenses in connection with any registration requested pursuant to this Article II.

     SECTION 2.4. EFFECTIVE REGISTRATION STATEMENT. A registration requested pursuant to this Article II shall not be deemed to have been effected (i) unless a registration statement with respect thereto has become effective; provided, that a registration which does not become effective after the Company has filed a registration statement with respect thereto solely by reason of the refusal to proceed of the Initiating Holders (other than a refusal to proceed based upon the advice of counsel relating to a matter with respect to the Company) shall be deemed to have been effected by the Company at the request of such Initiating Holders unless the Initiating Holders shall have elected to pay all Registration Expenses in connection with such registration, (ii) if, after it has become effective, such registration is withdrawn by the Company (other than at the request of a majority of the Initiating Holders), in-terfered with by any stop order, injunction or other order or requirement of the Commission or other governmental agency or court for any reason prior to the expiration of a 180 day period following such registration statement effectiveness (or, in the case of a Shelf Registration, the time period provided in Section 2.9), or (iii) the con-ditions to closing specified in any purchase agreement or underwriting agreement entered into in connection with such registration are not satisfied, other than due solely to some act or omission by such Initiating Holders.

     SECTION 2.5. SELECTION OF UNDERWRITERS. If a requested registration pursuant to this Article II involves an underwritten offering, the underwriter or underwriters thereof shall be selected by the consent of holders of a majority (by number of shares) of Registrable Securities and shall be reasonably acceptable to the Company.

     SECTION 2.6. PRIORITY IN REQUESTED REGISTRATIONS. If a requested registration pursuant to this Article II involves an underwritten offering, and the managing underwriter shall advise the Company in writing (with a copy to each holder of Registrable Securities requesting registration) that, in its opinion, the number of securities requested to be included in such registration (including securities of the Company which are not Registrable Securities) exceeds the number which can be sold in such of-fering within a price range reasonably acceptable to the Company and to the holders of a majority (by number of shares) of the Registrable Securities requested to be included in such registration, the Company will include in such registration, to the extent of the number which the Company is so advised can be sold in such offering, (i) first, Registrable Securities requested to be included in such registration pro rata among the holders thereof requesting such registration as provided in Section 2.1 on the basis of the number of such securities requested to be included in such registration by the holder or holders of Registrable Securities, and (ii) second, other securities of the Company included in such registration in any manner and amount selected by the Company.

     SECTION 2.7. NOT A REQUESTED REGISTRATION IF COMPANY PARTICIPATES. If the Company registers any of its securities on its own behalf in a Registration initiated as a Requested Registration pursuant to this Article II, such Requested Registration shall not count for the purposes of determining the number of Requested Registrations which holders of Registrable Securities are entitled to under this
Article II; provided, however, that the registration shall continue to be a Requested Registration for all other purposes.

     SECTION 2.8. SHELF-REGISTRATION. A request by an Initiating Holder pursuant to Section 2.1 may specify that the intended method of disposition is a "shelf offering" ("Shelf Offering Request"). In addition to the other obligations of the Company set forth herein, in connection with a Shelf Offering Request, the Company will file a "shelf" registration statement on an appropriate form pursuant to Rule 415 under the Securities Act or any similar rule that may be adopted by the Commission with respect to all Registrable Securities the Company is required to effect the registration of under this Article II (a "Shelf Registration"). The Company shall keep the Shelf Registration continuously effective for a period of at least twenty-four months following the date on which the Shelf Registration is declared effective (or such shorter period that terminates on the earlier of (i) a date specified by the holders of a majority (by number of shares) of the registrable Securities covered by such statement or (ii) the date on which all Registrable Securities covered by such Shelf Registration have been sold or withdrawn, but in no case prior to the expiration of the 90-day period referred to in Section 4(3) of the Securities Act and rule 174 thereunder, if applicable). The Company shall supplement or make amendments to the Shelf Registration, if required by the registration form used by the Company, the instructions thereto, the Securities Act or the rules and regulations of the Commission, or if reasonably requested by a holder of

Registrable Securities covered by the Shelf Registration.
The Company will furnish the holders of Registrable
Securities covered by the Shelf Registration a copy of all such supplements or amendments at least one business day prior to filing such supplement or amendment.


           ARTICLE III.  "PIGGY BACK" REGISTRATION

     SECTION 3.1. RIGHT TO INCLUDE REGISTRABLE SECURITIES. If the Company at any time proposes to file a registration statement under the Securities Act covering any of its securities other than a registration on Form S-4 or Form S-8, or any successor or similar forms and other than pursuant to Article II, whether or not for sale or its own account, it will each such time give prompt written notice to all holders of Registrable Securities of its intention to do so and of such holders' rights under this Article III. Upon the written request of any such holder made within 30 days after the receipt of any such notice (which request shall specify the Registrable Securities intended to be disposed of by such holder and the intended method of disposition thereof), the Company will use its best efforts to effect the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by the holders thereof, to the extent requisite to permit the disposition (in accordance with the intended methods thereof as aforesaid) of the Registrable Securities so to be registered, by inclusion of such Registrable Se-curities in the registration statement which covers the securities which the Company proposes to register; provided, that if, at any time after giving written notice of its intention to register any securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason either not to register or to delay registration of such securities, the Company may, at its election, give written notice of such determination to each holder of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), without prejudice, however, to the rights of any holder or holders of Registrable Securities entitled to do so to request that such registration be effected as a registration under Article II and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities, for the same period as the delay in registering such other securities.
No registration effected under this Article III shall relieve the Company of its obligation to effect any registration upon request under Article II. The Company will pay all Registration Expenses incurred by holders by Registrable Securities in connection with each registration of Registrable Securities requested pursuant to this Article III.

     SECTION 3.2.   PRIORITY IN PIGGY-BACK REGISTRATIONS.
If (i) a registration pursuant to this Article III involves an underwritten offering of the securities being registered, whether or not for sale for the account of the Company, to be distributed (on a firm commitment basis) by or through one or more underwriters of recognized standing under underwriting terms appropriate for such a transaction, and
(ii) the managing underwriter of such underwritten offering shall inform the Company and holders of the Registrable Securities requesting such registration by letter of its belief that the distribution of all or a specified number of such Registrable Securities concurrently with the securities being distributed by such underwriters would interfere with the successful marketing of the securities being distributed by such underwriters (such writing to state the basis of such belief and the approximate number of such Registrable Securities which may be distributed without such effect), then the Company may, upon written notice to all holders of such Registrable Securities, reduce pro rata (if and to the extent stated by such managing underwriter to be necessary to eliminate such effect) the number of such Registrable Securities and securities proposed to be sold by any person other than the Company the registration of which shall have been requested by each holder of Registrable Securities and each person other than the Company so that the resultant aggregate number of such Registrable Securities so included in such registration shall be equal to the number of shares stated in such managing underwriter's letter.


            ARTICLE IV.  REGISTRATION PROCEDURES

     SECTION 4.1. PREPARATION OF FILINGS. If and whenever the Company is required to use its best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Articles II or III, the following shall apply:

          (a) REGISTRATION STATEMENT. The Company shall promptly prepare and file (in the case of a regis-tration pursuant to Article II, such filing to be made within 90 days after the initial request of one or more Initiating Holders of Registrable Securities or in any event as soon after such request as possible) with the Commission the requisite registration statement to effect such registration (including such audited financial statements as may be required by the Securities Act or the rules and regulations promulgated thereunder) and thereafter use its best efforts to cause such registration statement to become and remain effective; provided, however, that the Company may withdraw any registration of its securities which are not Registrable Securities (and, under the circumstances specified in Section 3.2, its securities which are Registrable Securities) at any time prior to the effective date of the registration statement relating thereto; provided further, that before filing such registration statement or any amendments thereto, the Company will furnish to the holders of Registrable Securities that are to be included in such registration and their counsel copies of all such documents proposed to be filed, which documents will be subject to the review and reasonable approval of such holders and their counsel.

          (b) AMENDMENTS. The Company shall prepare and file with the Commission such amendments, post effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement for the following time periods:
     (i) in the case of a Shelf Registration under Article II, the time period specified in Section 2.8; (ii) in the case of a registration under Article II other than a Shelf Registration, 30 days or such shorter period as all Registrable Securities have been sold in accordance with the intended methods of disposition specified by the holders thereof; and (iii) in the case of a registration under Article III, such period of time as the Company determines.

          (c)  COPIES OF DOCUMENTS.  The Company shall
     furnish to each seller of Registrable Securities covered by such registration statement and each underwriter, if any, of the securities being sold by such seller such number of conformed copies of such registration statement and of each amendment and sup-plement thereto (in each case including all exhibits to such Registration Statement), such number of copies of the prospectus contained in such registration statement (including each preliminary prospectus and any summary prospectus) and any other prospectus filed pursuant to Rule 424 under the Securities Act and such other doc-uments, as such seller and underwriter, if any, may reasonably request in order to facilitate the public sale or other disposition of the Registrable Securities owned by such Seller (it being understood that the Com-pany consents to the use of the prospectus and any amendments or supplement thereto by each holder of Registrable Securities covered by the Registration Statement and the underwriter or underwriters, if any, in connection with the offering and sale of Registrable

     Securities covered by the prospectus or any amendment or supplement thereto).

          (d) BLUE-SKY. The Company will use its best efforts to register or qualify all Registrable Securities under the securities laws or blue sky laws of the jurisdictions as any seller thereof and any underwriter of the securities being sold by such seller and any Requesting Holder shall reasonably request, to keep such registrations or qualifications in effect for so long as such registration statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable such seller and underwriter to consummate the disposition in such jurisdictions of the securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subsection
     (d) be obligated to be so qualified, or to consent to general service of process in any such jurisdiction.

          (e) OTHER APPROVALS. The Company will use its best efforts to cause all Registrable Securities covered by such registration statement to be registered with or approved by such other governmental agencies or authorities as may be necessary to enable the seller or sellers thereof to consummate the intended disposition of such Registrable Securities.

          (f) OPINIONS; COMFORT LETTERS. The Company shall furnish to each seller of Registrable Securities a signed counterpart, addressed to such seller, (and the underwriters, if any) of

               (i)  an opinion of counsel for the
          Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under the underwriting agreement), reasonably satisfactory in form and substance to such seller, and

               (ii) a "comfort" letter, dated the
          effective date of such registration statement (and, if such registration includes an under-written public offering, a letter dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have certified the Company's financial statements included in such regis-tration statement, covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion, such other legal matters, as such seller or such Requesting Holder (or the underwriters, if any) may reasonably request.

          (g) NOTICE OF EVENTS. The Company will notify each seller of Registrable Securities covered by such registration statement at any time when a prospectus relating thereto is required to be delivered under the Securities Act, upon the Company's discovery that, or upon the happening of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact re-quired to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of any such seller promptly prepare and furnish to such seller and each underwriter, if any, a reason-able number of copies of a supplement to or an amend-ment of such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such securi-ties, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or neces-sary to make the statements therein not misleading in the light of the circumstances under which they were made.

          (h) EARNINGS STATEMENT. The Company will other-wise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as rea-sonably practicable, an earnings statement covering the period of at least twelve months, but not more than eighteen months, beginning with the first full calendar month after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to each such seller and each Requesting Holder at least five business days prior to the filing thereof a copy of any amendment or supplement to such registration statement or prospectus and shall not file any thereof to which any such seller or any Requesting Holder shall have reasonably objected on the grounds that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder.

          (i)  LISTING.  The Company will cause all
     Registrable Securities covered by the registration statement to be listed on each securities exchange or traded or quoted on each market on which the same class of securities issued by the Company are then listed, traded or quoted.

          (j) TRANSFER AGENT. The Company will provide a transfer agent, registrar and a CUSIP number for all Registrable Securities no later than the effective date of such Registration Statement.

          (k) ACCESS. The Company will make available for inspection by any holder of Registrable Securities included in such registration statement, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter (collectively, the "Inspectors"), all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records"), as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such Inspector in connec-tion with such registration statement; provided that records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are confidential shall not be disclosed to the Inspec-tors unless (i) the disclosure of such Records is nec-essary to avoid or correct a misstatement or omission in the registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction; provided, further, that any decision not to disclose information pursuant to clause (i) shall be made after consultation with counsel for the Company and counsel for such holders; and each holder of Registrable Securities agrees that it will, upon learning that disclosure of such Records is sought in a court of competent juris-diction, give notice to the Company and allow the Com-pany at its expense, to undertake appropriate action and to prevent disclosure of the Records deemed con-fidential.

     SECTION 4.2. DATA FROM HOLDERS OF REGISTRABLE SECURITIES. The Company may require each seller of Registrable Securities as to which any registration is being effected to furnish the Company such information regarding such seller and the distribution of such securities as the Company may from time to time reasonably request in writing.

     SECTION 4.3. DISCONTINUANCE OF USE OF PROSPECTUS. Each holder of Registrable Securities agrees by acquisition of such Registrable Securities that, upon receipt of any written notice from the Company of the occurrence of any event of the kind described in Section 4.1(g), such holder will forthwith discontinue such holder's offer of Registrable Securities pursuant to the registration statement relating to such Registrable Securities until such holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 4.1(g) and, if so directed by the Company, will deliver to the Company (at the Company's expense) all copies, other than permanent file copies, then in such holder's possession of the prospectus relating to such Registrable Securities current at the time of receipt of such notice. In the event the Company shall give any such notice, the period mentioned in Section 4.1(b) shall be extended by the length of the period from and in-cluding the date when each seller of any Registrable Securities covered by such registration statement shall have received such notice to the date on which each such seller has received the copies of the supplemented or amended prospectus contemplated by Section 4.1(g).

     SECTION 4.4. REFERENCES TO HOLDERS IN REGISTRATION STATEMENTS. If any registration or comparable statement refers to any holder of Registrable Securities by name or otherwise as the holder of any securities of the Company then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities is not to be construed as a recommendation by such holder of the investment quality of the Company's securities covered thereby and that such holding does not imply that such holder will assist in meet-ing any future financial requirements of the Company, or
(ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any similar federal statute then in force, the deletion of the reference to such holder.

     SECTION 4.5. UNDERWRITTEN OFFERINGS. If requested by the underwriters for any underwritten offering by holders of Registrable Securities pursuant to a registration requested under Article II, the Company will enter into an under-writing agreement with such underwriters for such offering, such agreement to be reasonably satisfactory in form and substance to the Company, each such holder and the underwriters, and to contain such representations and warranties by the Company and such other terms as are generally prevailing in agreements of this type, including, without limitation, indemnities to the effect and to the extent provided in Section 5.1. The holders of the Registrable Securities will cooperate with the Company in the negotiation of the underwriting agreement and will give consideration to the reasonable suggestions of the Company regarding the form thereof; provided, that nothing herein contained shall diminish the foregoing obligations of the Company. The holders of Registrable Securities to be distributed by such underwriters shall be parties to such underwriting agreement and may, at their option, require that any or all of the representations and warranties by, and the other agreements on the part of, the Company to and for the benefit of such underwriters shall also be made to and for the benefit of such holders of Registrable Securities and that any or all of the conditions precedent to the obligations of such underwriters under such underwriting agreement be conditions precedent to the obligations of such holders of Registrable Securities. Any such holder of Registrable Securities shall not be required to make any representations or warranties to or agreements with the Company or the underwriters other than representa-tions, warranties or agreements regarding such holder, such holder's Registrable Securities and such holder's intended method of distribution and any other representation required by law.

     SECTION 4.6.   HOLDBACK AGREEMENTS.  The Company agrees
(i) if so required by a managing underwriter of an offering of Registrable Securities not to effect any public sale or distribution of its equity securities or securities con-vertible into or exchangeable or exercisable for any of such securities during the seven days prior to and the 90 days after any underwritten registration pursuant to Articles II or III has become effective, except as part of such under-written registration and except pursuant to registrations on Form S-4 or Form S-8, or any successor or similar forms thereto, and (ii) to cause each holder of its securities or any securities convertible into or exchangeable or exercisable for any of such securities, in each case pur-chased directly from the Company at any time after the date of this Agreement (other than in a public offering) to agree not to effect any such public sale or distribution of such securities during such period except as part of such under-written registration.

     SECTION 4.7. PREPARATION; REASONABLE INVESTIGATION. In connection with the preparation and filing of each regis-tration statement under the Securities Act pursuant to this Agreement, the Company will give the holders of Registrable Securities registered under such registration statement, their underwriters, if any, and their respective counsel and accountants, the opportunity to participate in the preparation of such registration statement, each prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of such holders' and such underwriters' re-spective counsel, to conduct a reasonable investigation within the meaning of the Securities Act.

     SECTION 4.8. RIGHTS OF REQUESTING HOLDERS. The Company will not file any registration statement under the Securities Act (other than by a registration on Form S-4 or Form S-8), unless it shall first have given to each holder of Registrable Securities at the time outstanding at least thirty days prior written notice thereof. The Company shall provide any Person who requests, within thirty days after such notice (a "Requesting Holder"), the following: (i) all information, documents and other materials such Requesting Holder would be entitled to if such Requesting Holder were a seller of Registrable Securities as provided in Section 4.1(c), (f), and (g); and (ii) the rights to participate and access provided to sellers of Registrable Securities under
Section 4.7. In addition, if any such registration state-ment refers to any Requesting Holder by name or otherwise then such holder shall have the right to require (i) the insertion therein of language, in form and substance satisfactory to such holder, to the effect that the holding by such holder of such securities does not necessarily make such holder of a "controlling person" of the Company within the meaning of the Securities Act and is not to be construed as recommendation by such holder of the investment quality of the Company's debt or equity securities covered thereby and that such holding does not imply that such holder will assist in meeting any future financial requirements of the Company, or (ii) in the event that such reference to such holder by name or otherwise is not required by the Securities Act or any rules and regulations promulgated thereunder, the deletion of the reference to such holder.


                 ARTICLE V.  INDEMNIFICATION

     SECTION 5.1. INDEMNIFICATION BY THE COMPANY. In the event of any registration of any securities of the Company under the Securities Act, the Company will, and hereby does, indemnify and hold harmless (i) in the case of any registration statement filed pursuant to Articles II and III, the holder of any Registrable Securities covered by such registration statement, its directors and officers, each other Person who participates as an underwriter in the offering or sale of such securities and each other Person, if any, who controls such holder or any such underwriter within the meaning of the Securities Act, and (ii) in the case of any registration statement of the Company, any Requesting Holder, its directors and officers and each other

Person, if any, who controls such Requesting Holder within the meaning of the Securities Act, against any losses, claims, damages or liabilities, joint or several, to which such holder or Requesting Holder or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such securities were registered under the Securities Act, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Company will reimburse such holder, such Requesting Holder and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, liability, action or proceeding; provided that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such preliminary prospectus, final prospectus, summary prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such holder or Requesting Holder, as the case may be, specifically stating that its for use in the preparation thereof and, provided further that the Company shall not be liable to any Person who participates as an underwriter, in the offering or sale of Registrable Securities or to any other Person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) or expense arises out of such Person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, within the time required by the Securities Act to the Person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Registrable Securities to such Person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such holder or such Requesting Holder or any such director, officer, underwriter or controlling person and shall survive the transfer of such securities by such holder.

     SECTION 5.2. INDEMNIFICATION BY THE SELLERS. The Company may require, as a condition to including any Registrable Securities in any registration statement filed pursuant to Article II or III, that the Company shall have received an undertaking satisfactory to it from the prospective seller of Registrable Securities, to indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 5.1) the Company, each director of the Company, each officer of the Company and each other person, if any, who controls the Company within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such registration statement, any preliminary prospectus, final prospectus or summary prospectus contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company through an instrument duly executed by such seller specifically stating that it is for use in the preparation of such registration statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement; provided, that such Sellers' liability under such indemnification shall be limited to the net sales proceeds actually received by such seller from the sale of the Company's securities pursuant to such Registration Statement, preliminary prospectus, final prospectus, summary prospectus, amendment or supplement. Such indemnity shall remain in full force and effect, regardless of any inves-tigation made by or on behalf of the Company or any such director, officer or controlling person and shall survive the transfer of such securities by such seller.

     SECTION 5.3. NOTICES OF CLAIMS, ETC. Promptly after receipt by an indemnified party of notice of the commencement of any action or proceeding involving a claim referred to in Sections 5.1 or 5.2, such indemnified party will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action, provided that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations under Sections 5.1 or 5.2, except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. In case any such action is brought against an indemnified party, unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist in respect of such claim, the indemnifying party shall be entitled to participate in and to assume the defense thereof, jointly with any other indemnifying party similarly notified, to the extent that the indemnifying party may wish, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the consent of the indemnified party, consent to entry of any judgment or enter into any set-tlement of any such action which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability, or a covenant not to sue, in respect to such claim or litigation. No indemnified party shall consent to entry of any judgment or enter into any settlement of any such action the defense of which has been assumed by an indemnifying party without the consent of such indemnifying party.

     SECTION 5.4. OTHER INDEMNIFICATION. Indemnification similar to that specified in Sections 5.1 and 5.2 (with appropriate modifications) shall be given by the Company and each seller of Registrable Securities with respect to any required registration or other qualification of securities under any federal or state law or regulation of any gov-ernmental authority, other than the Securities Act.

     SECTION 5.5.   INDEMNIFICATION PAYMENTS.  The
indemnification required by this Article V shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.


                    ARTICLE VI.  RULE 144

     SECTION 6.1. RULE 144. The Company shall timely file the reports required to be filed by it under the Securities Act and the Exchange Act (including but not limited to the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1) of Rule 144 adopted by the Securities and Exchange Commission under the Securities
Act) and the rules and regulations adopted by the Commission thereunder (or, if the Company is not required to file such reports, will, upon the request of any holder of Registrable Securities, make publicly available other information) and will take such further action as any holder of Registrable Securities may reasonably request, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Secu-rities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any holder of Registrable Securities, the Company will deliver to such holder a written statement as to whether it has complied with such requirements.

                 ARTICLE VII.  MISCELLANEOUS

     SECTION 7.1.   REMEDIES.  The Company agrees that
monetary damages would not be adequate compensation for any loss incurred by reason of such a breach and hereby agrees to waive the defense in any action for specific performance of such an obligation that a remedy at law would be ade-quate.

     SECTION 7.2. NO INCONSISTENT AGREEMENTS. Without the written consent of the holders of a majority of the then outstanding Registrable Securities, the Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the holders of Registrable Securities in this Agreement or otherwise conflicts with the provisions hereof. The Company has not previously entered into any agreement with respect to its securities granting any registration rights to any Person. The rights granted to the holders of Registrable Securities hereunder do not in any way conflict with and are not inconsistent with the rights granted to the holders of the Company's securities under any agreements previously entered into by the Company.


     SECTION 7.3.   ADJUSTMENTS AFFECTING REGISTRABLE
SECURITIES. The Company will not take any action, or permit any change to occur, with respect to the Registrable
Securities which would adversely affect the ability of the holders of Registrable Securities to include such Registrable Securities in a registration undertaken pursuant to this Agreement.

     SECTION 7.4.   ASSIGNMENT.  This Agreement shall be
binding upon and inure to the benefit of and be enforceable by the parties hereto and their respective successors and assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of the parties hereto other than the Company shall also be for the benefit of and enforceable by any subsequent holder of any Registrable
Securities.

     SECTION 7.5.   DESCRIPTIVE HEADINGS.  The descriptive
headings of the several sections and paragraphs of this Agreement are inserted for reference only and shall not limit or otherwise affect the meaning hereof.

     SECTION 7.6. GOVERNING LAW. THIS AGREEMENT SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, AND THE RIGHTS OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO THE PRINCIPLES OF CONFLICTS OF LAWS.

     SECTION 7.7.   COUNTERPARTS.  This Agreement may be
executed simultaneously in any number of counterparts, each of which shall be deemed an original, but all such coun-terparts shall together constitute one and the same in-strument.

     SECTION 7.8.   ENTIRE AGREEMENT.  This Agreement
embodies the entire agreement and understanding between the Company and each other party hereto and supersedes all prior agreements and understandings relating to the subject matter hereof.

     SECTION 7.9. SEVERABILITY. In the event that any one or more of the provisions contained herein, or the application thereof in any circumstance, is held invalid, illegal or unenforceable, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions contained herein shall not be affected or impaired thereby.

     SECTION 7.10. AMENDMENTS AND WAIVERS. This Agreement may be amended and the Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the holder or holders of 51% or more of the shares of Registrable Securities. Each holder of any Registrable Securities at the time or thereafter outstanding shall be bound by any consent authorized by this section 7.10, whether or not such Registrable Securities shall have been marked to indicate such consent.

     SECTION 7.11. NOMINEES FOR BENEFICIAL OWNERS. In the event that any Registrable Securities are held by a nominee for the beneficial owner thereof, the beneficial owner thereof may, at its election, be treated as the holder of such Registrable Securities for purposes of any request or other action by any holder or holders of Registrable Securities pursuant to this Agreement or any determination of any number or percentage of shares of Registrable Securities held by any holder or holders of Registrable Securities contemplated by this Agreement. If the bene-ficial owner of any Registrable Securities so elects, the Company may require assurances reasonably satisfactory to it of such owner's beneficial ownership of such Registrable Securities.

     SECTION 7.12. NOTICES. Except as otherwise provided in this Agreement, all communications provided for hereunder shall be in writing and sent by first-class mail, postage prepaid, and (a) if addressed to a party to the Purchase Agreement other than the Company, addressed to such party in the manner set forth in the Purchase Agreement or at such other address as such party shall have furnished to the Company in writing, or (b) if addressed to any other holder of Registrable Securities, at the address that such holder shall have furnished to the Company in writing, or, until any such other holder so furnishes to the Company an address, then to and at the address of the last holder of such Registrable Securities who has furnished an address to the Company, or (c) if addressed to the Company, 160 Morgan Street, Versailles, Kentucky 40383 to the attention of its President, or at such other address, or to the attention of such other officer, as the Company shall have furnished to each holder of Registrable Securities at the time outstanding.

     IN WITNESS WHEREOF, the parties have caused this Agree-ment to be executed and delivered by their respective officers thereunto duly authorized as of the date first above written.

                              AMERICAN RESOURCES OF
                              DELAWARE, INC.


                              By:  \s\ Rick G. Avare
                                 ---------------------------
                              Name:   Rick G. Avare
                                   -------------------------
                              Title:    President
                                    ------------------------


                              DEN NORSKE BANK ASA


                              By: \s\ William V. Moyer
                                 ---------------------------
                              Name:  William V. Moyer
                                   -------------------------
                              Title:  First Vice President
                                    ------------------------

                        Exhibit 10.82
                                                Exhibit B to
                               Securities Purchase Agreement









                      CO-SALE AGREEMENT


                            among


            AMERICAN RESOURCES OF DELAWARE, INC.
                  (a Delaware corporation),



                             and


  the shareholders and Purchaser who are signatories hereto


                        July 16, 1997

                      CO-SALE AGREEMENT

     THIS CO-SALE AGREEMENT, dated as of July 16, 1997
("Agreement"), is among Southern Gas Holding Co., Inc.
("SG") and Rick G. Avare ("Avare") (each individually sometimes referred to as a "Shareholder" and collectively referred to as the "Shareholders"), AMERICAN RESOURCES OF
DELAWARE, INC., a Delaware corporation (the "Company") and
Den norske Bank ASA, a Norwegian bank ("Purchaser").

                    W I T N E S S E T H :

     WHEREAS, each Shareholder is the record and beneficial owner of the number of issued and outstanding shares of Common Stock, par value $0.00001 per share, of the Company
("Common Stock") listed opposite such shareholder's name on the signature page hereto; and

     WHEREAS, the Purchaser has agreed to acquire 500,000 shares of Common Stock of the Company pursuant to a Securities Purchase Agreement of even date herewith
("Purchase Agreement");

     WHEREAS, in order to induce the Purchaser to purchase the shares of Common Stock pursuant to the Purchase
Agreement, the Company and the Shareholders desire to provide certain assurances to and make agreements with the Purchaser relating to ownership of the Company, all upon the terms and subject to the conditions set forth in this Agreement;

     WHEREAS, capitalized terms not otherwise defined in this Agreement shall have the respective meanings assigned to such terms in the Purchase Agreement;

     NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein, the receipt and sufficiency of which consideration are hereby acknowledged, the parties hereto agree as follows:


                 ARTICLE I.  PURCHASE OFFERS

     SECTION 1.1. NOTICE OF PURCHASE OFFERS. Should either of the Shareholders (or both acting in concert) propose to accept one or more bona fide offers from any Person to purchase, in a single transaction or series of related transactions, 200,000 or more shares of Common Stock (an "Offer") then owned by such Shareholder ("Seller"), then the Seller shall promptly, but in any event not later than 30 Business Days prior to the date of the consummation of such sale (the "Sale Date"), notify each Purchaser, the other Shareholder and the Company in writing (the "Offer Notice") of the terms and conditions of such Offer, including the name and address of the offeror (the

"Offeror"). An Offer shall not include any transactions effected on the open market pursuant to "Brokers'
Transactions", as such term is defined in the Securities Act of 1933.

     SECTION 1.2.  PURCHASER'S AND SHAREHOLDER'S RIGHT TO
SELL SHARES TO SELLER.

     (a) CO-SALE NOTICE. Within 20 Business Days following each Purchaser's or Shareholder's receipt of an Offer Notice, each Purchaser and/or Shareholder may make a demand for the Seller to purchase or cause the purchase of shares of Common Stock owned by such Purchaser or Shareholder by delivering to the Seller a notice ("Co-Sale Notice") duly executed by such Purchaser or Shareholder and specifying the following:

          (i) the fact that such Purchaser or Shareholder is making demand for the Seller to purchase Common
     Stock;

          (ii) the amount of Common Stock such Purchaser or Shareholder is requiring the Seller to purchase, up to the maximum number determined in Section 1.02(c); and

          (iii) the account or accounts to which the purchase price for the Common Stock should be wire transferred.

     (b) PURCHASE AND SALE. On the Sale Date, such Purchaser or Shareholder shall deliver to Seller or Seller's purchaser certificates representing Common Stock, duly endorsed for transfer to Seller or Seller's purchaser, free and clear of all liens, claims, pledges or other security interests, and Seller will pay to such Purchaser or Shareholder, by wire transfer of immediately available funds, the Purchase Price for the Common Stock transferred.

     (c) NUMBER OF SHARES PURCHASED. The maximum number of shares of Common Stock that a Purchaser or Shareholder (a "participating Purchaser" or "participating Shareholder", respectively) may cause Seller or Seller's purchaser to purchase pursuant to a Co-Sale Notice shall equal the number of shares of Common Stock set forth in the offer multiplied by a fraction, the numerator of which is the number of shares of Common Stock owned by such participating Purchaser or participating Shareholder immediately prior to the Sale Date and the denominator of which is the sum of the number of shares of Common Stock owned by the participating Purchaser and the participating Shareholder plus the number of shares of Common Stock owned by Seller.

     (d) PURCHASE PRICE. The Purchase Price for shares of Common Stock shall equal the average price per share specified in the Offer for such Common Stock, as the case may be, and shall include the amount of cash, the market value of marketable securities, the amount and type of any other securities and consideration for non-competition covenants and payments pursuant to employment or consulting agreements where the value of the services to be rendered as reasonably and fairly determined in good faith by the Board of Directors does not substantially equal the value of the consideration paid.

     SECTION 1.4.   ONGOING RIGHTS.  The exercise or
non-exercise of a Purchaser's or Shareholder's right in one or more sales of shares of Common Stock by a Seller shall not adversely affect the ability of such Purchaser or Shareholder to exercise any of its rights, powers or privileges under this Agreement in the future.


              ARTICLE II.  PROHIBITED TRANSFERS

     SECTION 2.1. TREATMENT OF PROHIBITED TRANSFERS. In the event a Shareholder should sell any Common Stock in contravention of this Agreement (a "Prohibited Transfer"), each Purchaser or other Shareholder, in addition to such other remedies as may be available at law, in equity or hereunder, shall have the right to receive the Purchase Price in the same manner as such Purchaser or other Shareholder otherwise would have been entitled under this Agreement. For purposes of this Section 2.1, the Seller shall pay to such Purchaser or other Shareholder such Purchase Price within 30 days after the later of (i) the date on which such Purchaser or other Shareholder received notice from the Seller of the Prohibited Transfer and (ii) the date such Purchaser or Other Shareholder otherwise became aware of the Prohibited Transfer. Notwithstanding the foregoing, any transfer of shares, or purported or attempted transfer to be effected, not in accordance with the terms and conditions of this Agreement, shall be voidable by the Company at the option of the Purchaser or other Shareholder; provided, however, any such transfer or purported or attempted transfer or any such voidance by the Company shall not affect the obligation of the Seller to pay the Purchase Price to the Purchaser or other Shareholder in accordance with Section 1.2. In the event the Company receives notice from the Seller of a Prohibited Transfer or otherwise becomes aware of a Prohibited Transfer, the Company shall promptly notify each Purchaser or other Shareholder. The Company agrees it will not effect any such transfer nor will it treat any alleged transferee as the registered owner of such shares of Common Stock without affording to each Purchaser or other Shareholder notice and opportunity to exercise its rights pursuant to Section 1.2 or 2.1.

             ARTICLE III.  LEGENDED CERTIFICATES

     A copy of this Agreement shall be filed with the Secretary of the Company and kept with the records of the Company. Each certificate representing shares of the Common Stock now or hereafter owned by either Shareholder (and all certificates issued in exchange therefor or substitution thereof) shall be endorsed with the following legend:

     THE SALE OR TRANSFER OF THE SECURITIES REPRESENTED
     BY THIS CERTIFICATE IS SUBJECT TO THE TERMS AND
     CONDITIONS OF A SHAREHOLDERS AGREEMENT, DATED AS
     OF JULY 16, 1997, AMONG THE STOCKHOLDERS NAMED ON
     THE SIGNATURE PAGES THERETO AND THE Company.   A
     COPY OF SUCH AGREEMENT IS ON FILE AT THE OFFICE OF
     THE Company.  THE Company SHALL FURNISH A COPY OF
     SUCH AGREEMENT TO THE RECORD HOLDER HEREOF WITHOUT
     CHARGE UPON WRITTEN REQUEST.

             ARTICLE IV.  TERMINATION OF RIGHTS

     The term of this Agreement shall continue until such time as (a) the Purchaser shall no longer be the registered holder of any shares of Common Stock issued pursuant to the Purchase Agreement or (b) neither Avare nor SG shall be the registered owner of any shares of Common Stock (unless the disposition of such shares constituted a Prohibited
Transfer). For purposes of this Article IV, "Purchaser" shall be deemed to include the Purchaser and its direct and indirect, wholly-owned subsidiaries and the entities that directly and indirectly own Purchaser.

                  ARTICLE V.  MISCELLANEOUS

     SECTION 5.1. SPECIFIC PERFORMANCE. The parties acknowledge and agree that any breach of the agreements and covenants contained in this Agreement would cause irreparable injury to the Purchaser, Shareholders or the Company for which the Purchaser, Shareholders or the Company would have no adequate remedy at law. In addition to any other remedy that the Purchaser, Shareholders or the Company may be entitled to, the parties agree that temporary and permanent injunctive relief and other equitable relief and specific performance may be granted without proof of actual damages or inadequacy of legal remedy in any proceeding that may be brought to enforce any of the provisions of this Agreement.

     SECTION 5.2.   FURTHER ASSURANCES.  Each party agrees
to use its best efforts to take, or cause to be taken, and to do, or cause to be done, all things that may be necessary or appropriate to consummate and make effective the transactions contemplated by this Agreement.

     SECTION 5.3.   AMENDMENT.  This Agreement may not be
modified or amended except by a written instrument executed by or on behalf of each of the parties hereto.

     SECTION 5.4. WAIVERS. The observance of any term of this Agreement may be waived (either generally or in a particular instance and either retroactively or prospectively) by the party entitled to enforce such term, but such waiver shall be effective only if in a writing signed by the party or parties against which such waiver is to be asserted. Unless otherwise expressly provided herein, no delay or omission on the part of any party hereto in exercising any right, power or privilege hereunder shall operate as a waiver thereof, nor shall any waiver or omission on the part of any party hereto of any right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder operate as a waiver of any other right, power or privilege hereunder nor shall any single or partial exercise of any right, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege hereunder. All remedies, either under this Agreement or by law or otherwise afforded to any party, shall be cumulative and not alternative.

     SECTION 5.5.   ENTIRE AGREEMENT.  This Agreement and
the documents expressly referred to or incorporated herein constitute the entire agreement among the parties hereto with respect to the matters covered hereby, and any other prior or contemporaneous oral or written understandings or agreements with respect to the matters covered hereby are expressly superseded by this Agreement.

     SECTION 5.6. SEVERABILITY. If any provision of this Agreement, or the application of such provision to any person or circumstance, shall be judicially declared to be invalid, unenforceable or void, such decision will not have the effect of invalidating or voiding the remainder of this Agreement or affect the application of such provision to other persons or circumstances, and the parties hereto agree that the part or parts of this Agreement so held to be invalid, unenforceable or void will be deemed to have been stricken herefrom and the remainder of this Agreement will have the same force and effect as if such part or parts had never been included herein. Any such finding or invalidity or unenforceability shall not prevent the enforcement of such provision in any other jurisdiction to the maximum extent permitted by applicable law.

     SECTION 5.7.   NOTICES.  Unless otherwise expressly
provided herein, all notices, requests, demands, consents, waivers, instructions, approvals and other communications hereunder shall be in writing and shall be deemed to have been duly given if personally delivered to or mailed, certified mail, return receipt requested, first-class postage paid, addressed as follows:

     If to Shareholders, to them at their address as set forth below, with a copy (which shall not constitute effective notice under this Section 5.7) to:

                    Southern Gas Holding Co., Inc.
                    160 Morgan Street
                    Versailles, Kentucky 40383

                    Attn: Rick G. Avare

                    and

                    Rick G. Avare
                    160 Morgan Street
                    Versailles, Kentucky 40383

     If to the Company, to it at:

                    160 Morgan Street
                    Versailles, Kentucky 40383

                    Attn: David Stetson

     If to the Purchaser, as follows:

                    Den norske Bank ASA
                    Stranden 21
                    N-0107 Oslo, Norway

                    Attn: Fredrik Wahl

          with a copy (which shall not constitute effective notice under this Section 5.7) to:

                    Butler & Binion, L.L.P.
                    1000 Louisiana, Suite 1600
                    Houston, Texas  77002

                    Attention: Guy Young, Esq.


or to such other address or to such other individuals as any party shall have last designated by notice to the other party. All notices and other communications given to any party in accordance with the provisions of this Agreement shall be deemed to have been given when delivered or sent to the intended recipient thereof in accordance with the provisions of Section 5.7.

     SECTION 5.8.   GOVERNING LAW.  THIS AGREEMENT SHALL BE
CONSTRUED IN ACCORDANCE IN ACCORDANCE WITH, AND THE RIGHTS
OF THE PARTIES SHALL BE GOVERNED BY, THE LAWS OF THE STATE
OF DELAWARE WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF
LAWS.

     SECTION 5.9. SUCCESSORS AND ASSIGNS. Unless otherwise expressly provided herein, this Agreement shall be binding upon and inure to the benefit of the parties hereto, and their respective legal representatives, successors and permitted assigns. In addition, and whether or not any express assignment shall have been made, the provisions of this Agreement which are for the benefit of Purchaser shall also be for the benefit of and enforceable by any subsequent holder of the shares of Common Stock to be purchased by the Purchaser pursuant to the Purchase Agreement.

     SECTION 5.10.  HEADINGS.  The Article and Section
headings in this Agreement are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

     SECTION 5.11.  COUNTERPARTS.  This Agreement may be
executed in two or more counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     SECTION 5.13.  COMPANY'S OBLIGATIONS.  The Company is
executing this Agreement to acknowledge its obligations under Articles II and III, and the other parties hereto acknowledge that, except as provided in such Articles, the Company shall have no obligations under this Agreement.



          IN WITNESS WHEREOF, this Agreement has been duly executed and delivered as of the date first above written.

                         AMERICAN RESOURCES OF DELAWARE,
                         INC.


                         By:     /s/ Rick G. Avare
                            -------------------------------
                         Name:    Rick G. Avare
                              -----------------------------
                         Title:    President
                               ----------------------------

NUMBER OF SHARES OWNED:  SHAREHOLDERS:

993,623                       Southern Gas Holding Co., Inc.


                              By: /s/ Leonard Nave
                                 ---------------------------
                              Name:  Leonard Nave
                                   -------------------------
                              Title:     President
                                    ------------------------


107,324                          /s/ Rick G. Avare
                              ------------------------------
                              Rick G. Avare


                              PURCHASER:

                              Den Norske Bank ASA


                              By:  /s/ William V. Moyer
                                 ---------------------------
                              Name:     William V. Moyer
                                   -------------------------
                              Title:   First Vice President

                                    ------------------------


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